                                                                    EXHIBIT 10.4


                        SAVINGS PLAN FOR THE EMPLOYEES

                                      OF

                             ALBEMARLE CORPORATION











                            Effective March 1, 1994
               As Amended and Restated Effective January 1, 2001

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001

                               TABLE OF CONTENTS
                               -----------------

Section                                                                 Page
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
INTRODUCTION

ARTICLE I DEFINITIONS.................................................     2

     1.01.   Account..................................................     2
     1.02.   Actual Deferral Percentage or ADP........................     2
     1.03.   Affiliate................................................     2
     1.04.   After-Tax Account........................................     3
     1.05.   After-Tax Contribution...................................     3
     1.06.   After-Tax Election.......................................     3
     1.07.   Alternate Payee..........................................     3
     1.08.   Annual Addition..........................................     3
     1.09.   Annuity Starting Date....................................     3
     1.10.   Base Pay.................................................     3
     1.11.   Beneficiary..............................................     4
     1.12.   Board of Directors.......................................     4
     1.13.   Break in Service.........................................     4
     1.14.   Code.....................................................     4
     1.15.   Committee................................................     4
     1.16.   Company..................................................     4
     1.17.   Compensation.............................................     5
     1.18.   Contribution Percentage..................................     5
     1.19.   Defined Benefit Plan.....................................     5
     1.20.   Defined Contribution Plan................................     5
     1.21.   Discretionary Account....................................     5
     1.22.   Discretionary Contribution...............................     6
     1.23.   Earnings.................................................     6
     1.24.   Employee.................................................     6
     1.25.   Employee Benefits Section................................     7
     1.26.   ERISA....................................................     7
     1.27.   Ethyl....................................................     7
     1.28.   Ethyl Plan...............................................     7
     1.29.   Excess Aggregate Contribution............................     7
     1.30.   Excess Annual Additions..................................     7
     1.31.   Excess Deferral..........................................     7
     1.32.   Excess Pre-Tax Contribution..............................     8
     1.33.   Highly Compensated.......................................     8
     1.34.   Hours of Service.........................................     9
     1.35.   Information Date.........................................    11

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001

                               TABLE OF CONTENTS
                               -----------------

Section                                                                      Page
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
   1.36.   Investment Fund.................................................    11
   1.37.   Leased Employee.................................................    11
   1.38.   Limitation Year.................................................    11
   1.39.   Matching Account................................................    11
   1.40.   Matching Contribution...........................................    11
   1.41.   Member..........................................................    11
   1.42.   Military Leave..................................................    12
   1.43.   Normal Retirement Age...........................................    12
   1.44.   Payroll Period..................................................    12
   1.45.   Permanent and Total Disability..................................    12
   1.46.   Plan............................................................    12
   1.47.   Plan Year.......................................................    12
   1.48.   Pre-Tax Account.................................................    12
   1.49.   Pre-Tax Contribution............................................    12
   1.50.   Pre-Tax Election................................................    12
   1.51.   Qualified Domestic Relations Order..............................    12
   1.52.   Required Beginning Date.........................................    13
   1.53.   Restricted 401(k) Employee......................................    13
   1.54.   Restricted 401(m) Employee......................................    14
   1.55.   Rollover Account................................................    14
   1.56.   Rollover Contribution...........................................    14
   1.57.   Special Contribution............................................    14
   1.58.   Transferred Employee............................................    14
   1.59.   Trust Agreement.................................................    14
   1.60.   Trust Fund......................................................    14
   1.61.   Trustee.........................................................    14
   1.62.   Uniformed Service...............................................    14
   1.63.   Unrestricted 401(k) Employee....................................    14
   1.64.   Unrestricted 401(m) Employee....................................    15
   1.65.   USERRA..........................................................    15
   1.66.   Valuation Date..................................................    15
   1.67.   Year of Service.................................................    15

ARTICLE II ELIGIBILITY AND MEMBERSHIP......................................    16

   2.01.   Eligibility Requirements........................................    16
   2.02.   Changes in Employment Status....................................    16
   2.03.   Membership in the Plan..........................................    16
   2.04.   Reemployment....................................................    17

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001

                               TABLE OF CONTENTS
                               -----------------

Section                                                                                 Page
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
ARTICLE III CONTRIBUTIONS...........................................................      18

     3.01.   After-Tax Contributions................................................      18
     3.02.   Pre-Tax Contributions..................................................      18
     3.03.   Pre-Tax Elections......................................................      19
     3.04.   Changes in After-Tax and Pre-Tax Elections.............................      19
     3.05.   Voluntary Suspension of After-Tax and Pre-Tax Elections................      19
     3.06.   Required Suspension of After-Tax and Pre-Tax Elections.................      20
     3.07.   Pre-Tax Contribution Limitations.......................................      20
     3.08.   Company Matching Contributions.........................................      22
     3.09.   Company Discretionary Contributions and Special Contributions..........      22
     3.10.   Rollover Contributions.................................................      23
     3.11.   Matching and After-Tax Contribution Limitations........................      23
     3.12.   USERRA Contributions...................................................      25

ARTICLE IV ALLOCATIONS..............................................................      27

     4.01.   Establishment of Accounts..............................................      27
     4.02.   Allocations of After-Tax Contributions.................................      27
     4.03.   Allocations of Pre-Tax Contributions...................................      27
     4.04.   Allocation of Matching Contributions...................................      27
     4.05.   Allocation of Discretionary Contributions and Special Contributions....      27
     4.06.   Allocation of Rollover Contributions...................................      28
     4.07.   Excess Deferrals.......................................................      28
     4.08.   Excess Pre-Tax Contributions...........................................      29
     4.09.   Excess Aggregate Contributions.........................................      29
     4.10.   Recharacterization of Excess Pre-Tax Contributions.....................      30

ARTICLE V INVESTMENTS...............................................................      32

     5.01.   Investment Funds.......................................................      32
     5.02.   Investment of Matching and Discretionary Accounts......................      32
     5.03.   Investment in Inactive Investment Funds................................      33
     5.04.   Member Directed Investments............................................      33
     5.05.   Transfer Procedures....................................................      36
     5.06.   Investment of Income...................................................      37
     5.07.   Warrants, Rights and Options...........................................      37
     5.08.   Voting Rights..........................................................      38
     5.09.   Tender or Exchange Rights..............................................      38
     5.10.   Other Provisions Applicable to Funds...................................      39

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001

                               TABLE OF CONTENTS
                               -----------------

Section                                                                                        Page
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
ARTICLE VI VALUATION AND ACCOUNTING......................................................       40

     6.01.     Valuation of Accounts.....................................................       40
     6.02.     Allocation of Contributions Between Investment Funds......................       40
     6.03.     Allocation of Income and Gains and Losses.................................       40
     6.04.     Allocation of Shares of Stock.............................................       41

ARTICLE VII VESTING AND DISTRIBUTIONS....................................................       42

     7.01.     Plan Termination, Death, Permanent and Total Disability, Retirement.......       42
     7.02.     Other Separation..........................................................       42
     7.03.     Timing of Distributions...................................................       45
     7.04.     Qualified Domestic Relations Order Distributions..........................       46
     7.05.     Form of Distribution......................................................       47
     7.06.     Withdrawals...............................................................       47
     7.07.     Pre-Tax Account Distribution Restrictions.................................       51
     7.08.     Direct Rollovers..........................................................       52
     7.09.     Loans.....................................................................       53
     7.10.     Federal Income Tax Withholding............................................       55
     7.11.     Special Rules for Former Amoco Employees..................................       55

ARTICLE VIII LIMITATIONS.................................................................       56

     8.01.     Maximum Contribution Limitations..........................................       56
     8.02.     Multiple Plan Participation...............................................       57

ARTICLE IX ADMINISTRATION................................................................       60

     9.01.     Appointment of Named Fiduciary and Administrator..........................       60
     9.02.     Administrator.............................................................       60
     9.03.     Trustee...................................................................       60
     9.04.     Employee Savings Plan Committee...........................................       61
     9.05.     Benefit Claims Review Procedure...........................................       62
     9.06.     Administrative Costs......................................................       63
     9.07.     Errors and Omissions......................................................       63
     9.08.     Fiduciary Discretion......................................................       63

ARTICLE X AMENDMENT AND TERMINATION OF THE PLAN..........................................       65

     10.01.    Amendment of the Plan.....................................................       65
     10.02.    Termination of the Plan...................................................       65

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001

                               TABLE OF CONTENTS
                               -----------------

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Section                                                                                        Page
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ARTICLE XI MERGER AND CONSOLIDATION OF THE PLAN..........................................       66


ARTICLE XII GENERAL PROVISIONS...........................................................       67

     12.01.    Qualification.............................................................       67
     12.02.    No Guaranty of Employment.................................................       67
     12.03.    Payments to Minors and Incompetents.......................................       67
     12.04.    Non-Alienation of Benefits................................................       67
     12.05.    Headings and Subheadings..................................................       68
     12.06.    Use of Masculine and Feminine; Singular and Plural........................       68
     12.07.    Unclaimed Benefits........................................................       68
     12.08.    Beneficiary Designation...................................................       68
     12.09.    Commencement of Payments..................................................       68
     12.10.    Special Distribution Requirements.........................................       69

ARTICLE XIII SPECIAL TOP-HEAVY RULES.....................................................       70


ARTICLE XIV ADOPTION OF PLAN.............................................................       71


APPENDIX A    SPECIAL TOP-HEAVY RULES

EXHIBIT I     SPECIAL PROVISIONS APPLICABLE TO
              CERTAIN UNION EMPLOYEES

EXHIBIT II    SPECIAL PROVISIONS APPLICABLE TO
              CERTAIN FORMER AMOCO EMPLOYEES

EXHIBIT III   INVESTMENT FUNDS

                          Savings Plan For Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


                                 INTRODUCTION
                                 ------------

     The Savings Plan For The Employees Of Albemarle Corporation was adopted effective March 1, 1994, for the benefit of the eligible Employees of Albemarle Corporation and its Affiliates.

     Members of the Savings Plan For The Employees Of Ethyl Corporation (the Ethyl Plan) who were employed by Ethyl Corporation on February 28, 1994, the effective date of the spinoff of the Company from Ethyl Corporation, terminated employment with Ethyl Corporation or an affiliate of Ethyl Corporation after such date and prior to February 28, 1995, and who became employed by the Company immediately after their termination of employment were eligible to participate in the Plan. The accounts of such employees under the Ethyl Plan were transferred to the Plan in a direct trustee-to-trustee transfer of assets and liabilities on or after the date they became Members of the Plan.

     The Plan has been amended and restated effective November 1, 1997, (i) to include all amendments that have been adopted since the Plan was originally adopted, (ii) to effect changes enacted by the Uniformed Services Employment and Reemployment Rights Act of 1994 and the Small Business Job Protection Act of 1996, and (iii) to enhance benefits under the Plan, ease administration, and reflect the appointment of a new Trustee and record keeper. Although the changes in the Plan's Trustee and record keeper and the Plan's investment options are effective November 1, 1997, Members will not be able to change their investment options until the Trustee's changeover ("black-out") period has expired.

     The intent and purpose of the Company in maintaining the Plan is to provide a tax-qualified plan for the benefit of its eligible employees (and the eligible employees of its affiliates who may adopt the Plan), under which its contributions are deductible from federal income tax. The Company intends that the Plan be a discretionary contribution plan that satisfies the requirements of Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the
Code) and that its concomitant trust be tax-exempt under Code section 501(a). All questions arising in the construction and the administration of the Plan must be resolved accordingly.

                          Savings Plan For Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------
1.01.  Account means the assets or value of the Trust Fund allocated to a
       -------
Member. A Member may have several accounts in this Plan. When Account is used without modification, it means the sum of all of the Member's accounts.

       See also After-Tax Account, Discretionary Contribution Account, Matching Contribution Account, Pre-Tax Account and Rollover Account.

1.02.  Actual Deferral Percentage or ADP means, for purposes of measuring
       ---------------------------------
compliance with Code section 401(k), the average of the ratios for a specified group of Employees for a Plan Year (calculated separately for each Employee in the group) of

       (a) the sum of the Pre-Tax Contributions and Special Contributions allocated to the Account of each such Employee for the Plan Year, to

       (b)   the Employee's Compensation for the Plan Year.

Subsection (a) shall include Excess Deferrals of Restricted 401(k) Employees but exclude Excess Deferrals of Unrestricted 401(k) Employees and any Pre-Tax Contributions taken into account for purposes of satisfying the Matching and After-Tax Contribution limitations described in Plan section 3.11, provided that the Pre-Tax Contribution limitations described in Plan section 3.07 are satisfied both with and without the exclusion of such Pre-Tax Contributions.
The Actual Deferral Percentage of a Member who is eligible to but does not make a Pre-Tax Contribution and who does not receive an allocation of a Special Contribution is zero.

1.03.  Affiliate means
       ---------

       (a)   a member of a controlled group of corporations as defined in Code section 1563(a), determined without regard to Code section 1563(a)(4) and 1563(e)(3)(C), of which a Company is a member according to Code section 414(b);

       (b) an unincorporated trade or business that is under common control with a Company as determined according to Code section 414(c);

       (c) a member of an affiliated service group of which a Company is a member according to Code section 414(m); or

       (d)   any entity required to be aggregated according to Code section
414(o).

       For purposes of Plan article VIII only, the word Affiliate includes all corporations which, when considered with Albemarle Corporation, would constitute a controlled group of

                          Savings Plan For Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


corporations if the phrase "at least 80%" appearing in Code section 1563 were replaced by the phrase "more than 50%" and Code section 414(c) were similarly construed.

1.04.  After-Tax Account means that portion of a Member's Account attributable
       -----------------
to his After-Tax Contributions and with respect to a Member who is a Transferred Employee, any after-tax contributions allocated to his account under the Ethyl Plan.

1.05.  After-Tax Contribution means the contribution a Member may make to the
       ----------------------
Plan pursuant to the terms of Plan section 3.01. A Member's After-Tax Contributions can consist of (i) Regular After-Tax Contributions, which result in a Matching Contribution and (ii) Additional After-Tax Contributions, which do not result in a Matching Contribution.

1.06.  After-Tax Election means a Member's election to make an After-Tax
       ------------------
Contribution according to Plan section 3.01.

1.07.  Alternate Payee means a Member's spouse, former spouse, child or other
       ---------------
dependent who is recognized by a domestic relations order as having a right to receive all or a portion of the benefits payable under the Plan with respect to such Member.

1.08.  Annual Addition means, with regard to any individual for any Limitation
       ---------------
Year, the sum of (i) employer contributions, (ii) the Member's non-deductible contributions, and (iii) forfeitures, if any, which may be allocated to his Account during that Limitation Year. Amounts allocated to an individual medical account, as defined in Code section 401(h)(6) and referred to in Code section 415(l)(1), that is part of a Defined Benefit Plan maintained by the Company or an Affiliate are treated as Annual Additions to a Defined Contribution Plan. Amounts derived from contributions paid or accrued that are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code section 419A(d)(3)) under a welfare benefit fund (as defined in Code section 419(e)) maintained by the Company or an Affiliate are treated as Annual Additions to a Defined Contribution Plan. Excess Pre-Tax Contributions, Excess Aggregate Contributions and Excess Deferrals (to the extent not distributed under Plan section 4.07) are treated as Annual Additions to the Plan.

1.09.  Annuity Starting Date means the first day on which all events occur that
       ---------------------
entitle a Member to a Plan benefit. A Member's Annuity Starting Date is determined subject to the procedures set forth in Plan section 7.03.

1.10.  Base Pay means an Employee's base salary or wage, determined before any
       --------
salary-reduction agreement under Code section 401(k) or Code section 125, during the Payroll Period in which the Employee contributes to the Plan. Pay shall include all overtime, shift premium pay and similar amounts (as determined in accordance with the Company's established payroll and compensation policies) but shall not include bonuses, incentive pay or other special payments or allowances. The annual Base Pay of each Member taken into account under the Plan for any Plan Year must not exceed the statutory limits of Code section 401(a)(17) for such year. For

                          Savings Plan For Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


Plan Years beginning on and after January 1, 1994, the limit is $150,000 as adjusted. The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

1.11.  Beneficiary means any person designated by a Member pursuant to Plan
       -----------
section 12.08 to receive any benefits which may be payable under this Plan on or after death. If a Member is married at the time he designates a Beneficiary under Plan section 12.08 or changes any such designation, his spouse must consent in writing to the designation or change in designation. The spouse's consent must be in writing, must acknowledge the effect of the Member's designation or change in designation, and must be witnessed by a notary public. If spousal consent is not obtained, such Member's Beneficiary shall be his spouse. If the Company is satisfied that spousal consent may not be obtained because the Member has no spouse, because the spouse cannot be located, or because of such other circumstances as applicable regulations may prescribe, the Member may name any Beneficiary he desires and from time to time change his designated Beneficiary without said Beneficiary's consent. If a Member does not designate a Beneficiary or if the designated Beneficiary should predecease the Member, then Beneficiary shall mean the first surviving class of the following successive preference Beneficiaries: the Member's (i) widow or widower; (ii) surviving children equally; (iii) surviving parents equally; (iv) surviving brothers and sisters equally; or (v) the executor(s) or administrator(s) of the Member's estate.

       Despite the preceding, to the extent provided in a Qualified Domestic Relations Order, Beneficiary means the spouse, former spouse, child or other dependent of a Member who is recognized by such order as having a right to receive all or a portion of any benefits payable under the Plan on behalf of the Member.

1.12.  Board of Directors means the Board of Directors of Albemarle Corporation.
       ------------------

1.13.  Break in Service means, with respect to any Employee, any calendar year
       ----------------
during which the Employee is credited with five hundred (500) or fewer Hours of Service.

1.14.  Code means the Internal Revenue Code of 1986, as amended.  References to
       ----
specific sections of the Code shall include those sections and any comparable sections of future legislation that modify, amend, supplement, supersede or recodify such sections.

1.15.  Committee means the Employee Savings Plan Committee provided for in Plan
       ---------
section 9.04.

1.16.  Company means Albemarle Corporation and all of its Affiliates,
       -------
subsidiaries and divisions except for those Affiliates, subsidiaries and divisions whose employees or segments thereof have not been designated to be included in this Plan. Where only a segment of an Affiliate's, subsidiary's or division's employees has been designated for coverage hereunder, "Company" shall apply to such Affiliate, subsidiary or division only as it relates to such entity's

                          Savings Plan For Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001

employees eligible for coverage. Any action required to be taken by the Company may be taken by the Board of Directors or by the Executive Committee of the Board of Directors.

1.17.  Compensation means an Employee's compensation as defined in Code section
       ------------
414(s) and includes any amount contributed by the Company pursuant to a salary-reduction agreement and which is not includible in the gross income of the Employee under Code section 125, 402(e)(3), 402(h) or 403(b).

       For Plan Years beginning after December 31, 1988, the annual Compensation of each Member taken into account for determining all benefits provided under the Plan for any Plan Year must not exceed the statutory limits of Code section 401(a)(17) for such year. For Plan Years beginning on or after January 1, 1994, the limit is $150,000 as adjusted. The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

1.18.  Contribution Percentage means, for purposes of measuring compliance with
       -----------------------
Code section 401(m), the average of the ratios for a specified group of Employees (calculated separately for each Employee in the group) of

       (a) the sum of the Matching Contributions and After-Tax Contributions allocated to the Account for each such Employee for the Plan Year, to

       (b)   the Employee's Compensation for that Plan Year.

As permitted under Treasury regulations, in computing the Contribution Percentage, the Committee may elect to take into account Pre-Tax Contributions, Special Contributions, and Discretionary Contributions allocated to an Employee's Account. The Contribution Percentage shall not include Matching Contributions that are forfeited to correct Excess Aggregate Contributions.

1.19.  Defined Benefit Plan means a plan established and qualified under Code
       --------------------
section 401(a) or 403, except to the extent it is treated as a Defined Contribution Plan.

1.20.  Defined Contribution Plan means a plan established and qualified under
       -------------------------
Code section 401(a) or 403 providing for an individual account for each participant therein and for payment of benefits based solely on the amount contributed to the participants' accounts and any income, expenses, gains, losses, realized and unrealized appreciation or depreciation and forfeitures which may be allocated to such accounts.

1.21.  Discretionary Account means that portion of a Member's Account
       ---------------------
attributable to Discretionary Contributions and with respect to a Member who is a Transferred Employee, any discretionary contributions allocated to his account under the Ethyl Plan.

                          Savings Plan For Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


1.22.  Discretionary Contribution means the Company's discretionary contribution
       --------------------------
described in Plan section 3.09.

1.23.  Earnings means, for purposes of Plan section 1.33, Plan article VIII, and
       --------
Appendix A, for any relevant period, an individual's wages, salaries for personal services (such as professional services), and other amounts received from the Company for personal services actually rendered. These Earnings comprise, but are not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, expense allowances, and other amounts permissibly included according to Treasury regulations as the base for computing statutory limits on annual benefits and annual additions. These Earnings do not mean deferred compensation, certain stock options, and other like distributions that receive special tax benefits and are excluded from the base for computing those statutory limits. For Plan Years beginning on or after January 1, 1998, Earnings include amounts deferred under a defined contribution plan pursuant to Code section 402(e)(3), amounts deferred under a welfare benefit plan (as defined in ERISA section 3(1)) pursuant to Code section 125, and amounts deferred under Code section 457 plan. When computed for any Limitation Year, these Earnings are those paid (or deemed paid if the Plan operates to provide benefits according to accrued Earnings) or made available to the individual within the Limitation Year. For purposes of determining whether an Employee is a Key Employee, Earnings must not exceed the statutory limits of Code section 401(a)(17) for such year. With respect to a Transferred Employee, the term Earnings also includes wages, salaries and other amounts received from Ethyl Corporation or an affiliate of Ethyl Corporation for personal services actually rendered.

       For Plan Years beginning after December 31, 1988, and solely for purposes of Plan section 1.33 and Appendix A, the Earnings of each Member taken into account under the Plan for any Plan Year must not exceed the statutory limits of Code section 401(a)(17) for such year. For Plan Years beginning on or after January 1, 1994, the limit is $150,000 as adjusted. The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

1.24.  Employee means any individual who is paid from the Company's payroll who
       --------
is classified as an Employee by the Company for federal income tax withholding purposes (whether or not such classifications are ultimately determined to be correct as a matter of law), including any Transferred Employee who was previously hired or rehired by Ethyl Corporation prior to January 1, 1989, on a temporary or casual basis. Employee does not include (a) any individual classified by the Company as an independent contractor, consultant, or Leased Employee (whether or not such classifications are ultimately determined to be correct as a matter of law), (b) any individual employed by the Company on a temporary or casual basis provided such individual is credited with fewer than 1,000 Hours of Service in his first twelve (12) months of employment or in any calendar year thereafter, beginning with the calendar year that contains the first anniversary of the individual's date of hire, and (c) any individual who was employed by the

                          Savings Plan For Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


Company on March 1, 1994, is Highly Compensated and who irrevocably waived participation in the Plan.

1.25.  Employee Benefits Section means the Employee Benefits Section of the
       -------------------------
Company in Baton Rouge, Louisiana.

1.26.  ERISA means the Employee Retirement Income Security Act of 1974, as
       -----
amended. References to specific sections of ERISA shall include those sections and any comparable sections of future legislations that modify, amend, supplement, supersede or recodify such sections.

1.27.  Ethyl means Ethyl Corporation and, where applicable, any other
       -----
corporation or entity that would have been considered an affiliate (as defined in Code section 414) of Ethyl Corporation on February 28, 1994.

1.28.  Ethyl Plan means the Savings Plan For The Employees Of Ethyl Corporation.
       ----------

1.29.  Excess Aggregate Contribution means the excess of the aggregate amount of
       -----------------------------
the Matching and After-Tax Contributions (and any Pre-Tax, Special or Discretionary Contributions taken into account in computing the Contribution Percentage) actually made on behalf of Restricted 401(m) Employee for that Plan Year over the maximum amount of such contributions permitted under the limitations described in Plan section 3.11. To determine a Restricted 401(m) Employee's share of the Excess Aggregate Contributions attributable to a certain form of contribution, the Company first lists the Restricted 401(m) Employees in order of descending contribution amounts, as if on an individual basis. The Company then reduces the contributions attributable to each Restricted 401(m) Employee by dollar amounts as to a specific form of contribution according to the hierarchy provided in Plan section 4.09. All reductions possible or necessary within one category must occur before reductions within the next category may occur.

1.30.  Excess Annual Additions means amounts that cannot be Annual Additions
       -----------------------
under the Plan for a Limitation Year because of a forfeiture allocation or a reasonable error in estimating a Member's Earnings or in estimating the amount of Pre-Tax Contributions that may be allocated to a Member's Pre-Tax Account or any other reason allowed by applicable Treasury regulations.

1.31.  Excess Deferral means an elective deferral to the extent that it exceeds
       ---------------
$7,000 (or such higher dollar limit as the Secretary of the Treasury announces at the same time and in the same manner as the cost-of-living adjustments applicable to the limitations under Code section 415(d)). For purposes of this Plan section, "elective deferral" refers to the sum of

       (a) any employer contribution under a qualified cash-or-deferred arrangement to the extent not includible in gross income for the taxable year under Code section 402(e)(3) (determined without regard to Code section 402(g));

                          Savings Plan For Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


       (b) any employer contribution to a simplified employee pension cash or deferred arrangement to the extent not includible in gross income for the taxable year under Code section 402(h)(1)(B) (determined without regard to Code section 402(g)) or, effective January 1, 1997, a savings incentive match plan for employees of small employers, as described in Code section 408(p)(2); and

       (c) any employer contribution to purchase an annuity contract under Code section 403(b) under a salary-reduction agreement (within the meaning of Code section 3121(a)(5)(D)).

Any deferrals that, but for Code sections 402(e)(3), 402(h)(1)(B) and 403(b), would have been received or treated as received by an individual for the taxable year are to be treated as elective deferrals for such year.

1.32.  Excess Pre-Tax Contribution means the excess of the aggregate amount of
       ---------------------------
Pre-Tax Contributions actually paid over to the trust on behalf of Restricted 401(k) Employee for that Plan Year, over the maximum amount of such contributions permitted under the limitations on Actual Deferral Percentages described in Plan section 3.07. For Plan Years beginning on or after January 1, 1997, to determine a Restricted 401(k) Employee's share of the Excess Pre-Tax Contribution, the Company first lists the Restricted 401(k) Employees in the order of descending Pre-Tax Contributions, as if on an individual basis. The Company then reduces the Pre-Tax Contributions attributable to all Restricted 401(k) Employees who deferred the highest dollar amount. If the needed reduction will cause a reduction below the second highest dollar amount, all Restricted 401(k) Employees who deferred that second dollar amount and those whose contributions have been reduced are reduced by dollar increments as needed. If the needed reduction will cause a reduction below the next lower dollar level, the same procedure is followed as to all Restricted 401(k) Employees who deferred that dollar amount and those whose contributions have already been reduced. The Company must repeat this procedure until all Excess Pre-Tax Contributions have been distributed.

1.33.  Highly Compensated for Plan Years beginning on or after January 1, 1997,
       ------------------
means:

          (1) a common law employee of an Affiliate who was at any time during the Plan Year or the preceding Plan Year a five percent owner (as defined in Code section 416(i)(1)); or

          (2) a common law employee of an Affiliate who received compensation, as determined under Code section 414(q)(7), of $80,000 (as adjusted from time to time to reflect changes in the cost of living in accordance with the Code and applicable regulations) for the preceding Plan Year and, at the discretion of the Administrator, was during such preceding Plan Year among the top twenty percent (20%) of all employees of Affiliates in Earnings.

                          Savings Plan For Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


1.34.  Hours of Service means each hour for which an Employee is directly or
       ----------------
indirectly paid or entitled to payment by the Company. In determining an Employee's Hours of Service the following rules shall apply:

       (a) Hours of Service credited to an Employee for the performance of services shall be credited to the Employee in the calendar year in which such services are performed;

       (b) Hours of Service credited to an Employee for periods during which no services are performed shall be credited on the basis of the number of hours in such Employee's regular work schedule for the period in which such nonperformance occurs or on the basis of eight (8) hours per day or forty (40) hours per week, if greater. Such hours shall be credited in the calendar year covered by the Employee's regular work schedule during the period of nonperformance;

       (c) An Hour of Service shall be credited to an Employee for each hour for which back pay, irrespective of mitigation of damages, is awarded or agreed to by the Company, to the extent it has not been otherwise credited hereunder. Each such Hour of Service shall be credited to the Employee in the calendar year to which the award or agreement for back pay pertains;

       (d) No more than five hundred and one (501) Hours of Service may be credited with respect to any one period of nonperformance of services if the provisions of this Plan section would require such hours to be credited to periods falling after the Employee's termination of employment, or the expiration of any payments he is receiving under any temporary disability plan maintained by the Company, if later;

       (e) No Hours of Service shall be credited with respect to any payments an Employee receives solely by reason of applicable unemployment compensation laws, reimbursement of expenses, travel and expense allowances or any other similar payment. Hours of Service with respect to workmen's compensation payments shall only be credited up to the maximum period the recipient would be entitled to disability benefits for a nonoccupational disability under any temporary disability plan providing such benefits which is maintained by the Company and in which he participates;

       (f) No Hours of Service shall be credited under subsection (b) or (c) for a period in which an Employee is credited with Hours of Service for the performance of services equal to his regular work schedule for such period, nor shall Hours of Service be credited under such items for a period of nonperformance of services in excess of the greater of (i) the amount such Employee would have received had he been performing services during such period in accordance with his regular work schedule or (ii) eight (8) hours per day or forty (40) hours per week as may be applicable;

       (g) For all purposes of the Plan, Hours of Service for each Employee shall be accumulated on a calendar year basis. Should the total number of Hours of Service completed by

                          Savings Plan For Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


an Employee through the last day of a calendar year be other than an integral number, the fractional Hour of Service shall be credited to the Employee as one
(1) Hour of Service;

       (h) Nothing in this Plan section shall be construed as denying an Employee an Hour of Service if credit for such Hour of Service is required by federal law, in which case, the nature and extent of such credit shall be determined under such law;

       (i) Notwithstanding any other provision of this Plan section to the contrary, each Employee on a salaried payroll shall be credited with ninety-five
(95) Hours of Service for each semi-monthly payroll period in which he would receive credit for an Hour of Service in lieu of any other Hours of Service which would otherwise be credited to such semi-monthly payroll period hereunder;

       (j) Notwithstanding any other provision of this Plan section to the contrary, for purposes of determining whether an Employee has incurred a Break in Service, Hours of Service shall be credited for a Maternity or Paternity Leave of Absence on the basis of the number of hours in such Employee's normal work schedule for the period in which the leave of absence occurs or, in any case in which such hours cannot be determined, eight hours per day of Maternity or Paternity Leave of Absence; provided that the total number of Hours of Service credited under this subsection cannot exceed five hundred and one (501). Such Hours of Service shall be credited (i) in the calendar year in which the absence began if necessary to prevent a Break in Service in that year, or (ii) in all other cases, in the following calendar year. "Maternity or Paternity Leave of Absence" means an absence by reason of the pregnancy of the individual, by reason of the birth of a child of the individual, by reason of the placement of a child with the individual in connection with the adoption of the child by that individual, or for purposes of caring for a child for a period beginning immediately following the birth or placement of the child;

       (k) Hours of Service completed in the employ of an Affiliate (including any Hours of Service completed before such Affiliate was acquired by the Company if and to the extent authorized by the Board of Directors) shall be considered as Hours of Service completed in the employ of the Company and all Hours of Service completed as an employee shall be taken into account as if completed as an Employee.

       (l) In calculating a Member's Years of Service for purposes of determining the nonforfeitability of a Member's Account under the Plan, a Member shall be deemed to have earned a number of Hours of Service equal to the product of (i) the number of payroll periods (or a fraction thereof) that the Member was absent from employment with the Company due to Military Leave, and (ii) the average Hours of Service per payroll period the Member earned during the twelve
(12) month period immediately preceding the Military Leave (or, if shorter, the period of the Member's employment with the Company immediately preceding the Military Leave).

                         Saving Plan For The Employees
                            Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


       (m) Despite the preceding, solely for purposes of determining whether a Break in Service for participation or vesting purposes has occurred during a computation period, an individual who takes unpaid leave under the Family and Medical Leave Act on or after August 5, 1993, will receive credit for the Hours of Service that normally would have been credited to such individual but for such leave. The total number of Hours of Service that can be credited under this subsection cannot exceed five hundred and one (501), and such Hours of Service shall be credited (i) in the computation period in which the absence began if necessary to prevent the Break in Service in that period, or (ii) in all other cases, in the following computation period. Any individual who receives credit for Hours of Service for a Maternity or Paternity Leave of Absence will not receive credit for those same Hours of Service under this Plan section.

       (n) With respect to a Transferred Employee, Hours of Service shall include such individual's hours of service recognized under the terms of the Ethyl Plan as of the date that the Transferred Employee became employed by the Company.

1.35.  Information Date means the date that the Member receives the information
       ----------------
required by Plan section 7.03.

1.36.  Investment Fund means one of the investment media that the Board of
       ---------------
Directors of Albemarle Corporation or its delegatees select and announce as being a permissible investment vehicle in which a Member's Account may be invested. The Investment Funds under the Plan are listed in Exhibit III.

1.37.  Leased Employee means any person who is not otherwise an Employee and
       ---------------
who, pursuant to an agreement between the Company and any other person (a "leasing organization"), has performed services for the Company, or for the Company and related persons (determined in accordance with Code section 414(n)(6)), on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control of the Company, or of the Company and related persons (determined in accordance with Code section 414(n)(6)).

1.38.  Limitation Year means the calendar year.
       ---------------

1.39.  Matching Account means that portion of a Member's Account attributable to
       ----------------
Matching Contributions and with respect to a Member who is a Transferred Employee, any matching contributions that were allocated to his account under the Ethyl Plan.

1.40.  Matching Contribution means the Company's contribution described in Plan
       ---------------------
section 3.08 and Plan section 3.11(c).

1.41.  Member means an eligible Employee whose completed application in the
       ------
prescribed form has been received by the Employee Benefits Section or its delegatees and former Employees who have an undistributed vested Account balance remaining in the Plan.

                         Saving Plan For The Employees
                            Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


1.42.  Military Leave means the performance of duty on a voluntary or
       --------------
involuntary basis in a Uniformed Service under competent authority and includes active duty, active duty for training, initial active duty for training, inactive duty training, full-time National Guard duty, a period for which a person is absent from a position of employment for the purpose of an examination to determine the fitness of the person to perform such duty, and any other absence qualifying as "service in the uniformed services" within the meaning of USERRA. Notwithstanding the foregoing, Military Leave does not include service in a Uniformed Service that terminates as a result of separation of the Member from such Uniformed Service under other than honorable conditions, as set forth in USERRA.

1.43.  Normal Retirement Age means age sixty-five (65).
       ---------------------

1.44.  Payroll Period means the interval of employment for which a Member's
       --------------
periodic pay checks are normally issued.

1.45.  Permanent and Total Disability means the physical or mental incapacity of
       ------------------------------
an Employee which qualifies him for benefits under one of the Company's long-term disability benefit plans or, for any Employee who is not eligible to participate in one of the Company's long-term disability benefit plans, the physical or mental incapacity which qualifies him for disability benefits under the Defined Benefit Pension Plan in which he participates.

1.46.  Plan means the Savings Plan For The Employees Of Albemarle Corporation.
       ----

1.47.  Plan Year means the annual period beginning on January 1st and ending on
       ---------
the following December 31st.

1.48.  Pre-Tax Account means that portion of a Member's Account attributable to
       ---------------
the Company's Pre-Tax Contribution and with respect to a Member who is a Transferred Employee, pre-tax contributions allocated to his account under the Ethyl Plan.

1.49.  Pre-Tax Contribution means the Company's contribution caused by a
       --------------------
Member's Pre-Tax Election pursuant to the terms of Plan section 3.03. Pre-Tax Contributions can consist of (i) Regular Pre-Tax Contributions, which result in a Matching Contribution and (ii) Additional Pre-Tax Contributions, which do not result in a Matching Contribution.

1.50.  Pre-Tax Election means a Member's election, prior to the time he receives
       ----------------
the Base Pay to which such election applies, to defer part of such Base Pay and to cause the Company to make a Pre-Tax Contribution to the Plan equal to the amount deferred.

1.51.  Qualified Domestic Relations Order means a judgment, decree, order or
       ----------------------------------
approval of a property settlement agreement, that

       (a) relates to the provision of child support, alimony payments or marital property rights to an Alternate Payee;

                         Saving Plan For The Employees
                            Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


       (b) is made pursuant to a state domestic relations or community property law;

       (c) creates or recognizes the right of an Alternate Payee to receive all or a portion of the benefit payable with respect to the Member under this Plan or that assigns to an Alternate Payee the right to receive all or a portion of the benefits payable to the Member under the Plan;

       (d) clearly specifies (i) the name and last known mailing address (if available) of the Member and the name and mailing address of each Alternate Payee, unless the Company has reason to know the address independently of the order; (ii) the amount or percentage of the Member's benefits to be paid by the Plan to each Alternate Payee or the manner in which such amount or percentage is to be determined; (iii) the number of payments or period to which the order applies; and (iv) the name of the Plan to which the order applies;

       (e) does not require the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan;

       (f)  does not require the Plan to provide increased benefits; and

       (g) does not require the payment of benefits to an Alternate Payee that are required to be paid to another Alternate Payee under another order determined previously to be a Qualified Domestic Relations Order.

A domestic relations order entered before January 1, 1985, is a Qualified Domestic Relations Order if payment of benefits pursuant to the order have begun as of such date, regardless of whether the order satisfies the requirements of Code section 414(p). A domestic relations order entered before January 1, 1985, may be treated as a Qualified Domestic Relations Order if payment of benefits pursuant to the order have not begun as of such date, regardless of whether the order satisfies the requirements of Code section 414(p).

1.52.  Required Beginning Date means, until December 31, 1996, April 1 of the
       -----------------------
calendar year following the calendar year in which a Member attains age seventy and one-half (70 1/2). Effective January 1, 1997, Required Beginning Date means April 1 of the calendar year following the later of (i) the calendar year in which a Member separates from service, or (ii) the calendar year in which a Member attains age seventy and one-half (70 1/2). Notwithstanding the preceding, the Required Beginning Date of a Member who is a five percent owner (as defined in Code section 416(i)(1)), of any Affiliate, is April 1 of the calendar year following the calendar year in which such Member attains age seventy and one-half (70 1/2).

1.53.  Restricted 401(k) Employee, for purposes of measuring compliance with
       --------------------------
Code section 401(k), means an Employee who is eligible under the terms of the Plan (without regard to any suspension due to a distribution or election not to participate or by reason of the limitations of Code section 415) to make a Pre-Tax Election for all or part of the Plan Year and who is a Highly Compensated Employee.

                         Saving Plan For The Employees
                            Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001

1.54.  Restricted 401(m) Employee, for purposes of measuring compliance with
       --------------------------
Code section 401(m), means an Employee who is eligible under the terms of the Plan (without regard to any suspension due to a distribution or election not to participate or by reason of the limitations of Code section 415) to make an After-Tax Election (or a Pre-Tax Election, if the Plan takes Pre-Tax Contribution allocations into account in determining Contribution Percentages) for all or part of the Plan Year and who is a Highly Compensated Employee.

1.55.  Rollover Account means the portion of a Member's Account attributable to
       ----------------
Rollover Contributions.

1.56.  Rollover Contribution means amount transferred to the Plan pursuant to
       ---------------------
Plan section 3.10.

1.57.  Special Contribution means the Company's contribution pursuant to Plan
       --------------------
section 3.09 on behalf of Unrestricted 401(k) Employees as may be necessary to comply with the nondiscrimination provisions of Code sections 401(k)(3) and 401(a)(4). Any Special Contribution will be treated as an Unrestricted 401(k) Employee's Pre-Tax Contribution.

1.58.  Transferred Employee means an Employee (a) who was employed by Ethyl
       --------------------
Corporation on February 28, 1994, terminated employment with Ethyl Corporation after such date and prior to February 28, 1995, and who was employed by the Company immediately following his termination of employment with Ethyl Corporation and (b) whose account balance under the Ethyl Plan was transferred to the Trust Fund in a direct trustee-to-trustee transfer of assets and liabilities.

1.59.  Trust Agreement means a Trust Agreement entered into between the Company
       ---------------
and a Trustee in conjunction with the Plan.

1.60.  Trust Fund means the assets of the Plan held by the Trustee.
       ----------

1.61.  Trustee means a bank or trust company designated by the Board of
       -------
Directors.

1.62.  Uniformed Service means the Armed Forces; the Army National Guard and the
       -----------------
Air National Guard when engaged in active duty training, inactive duty training, or full-time national Guard duty; the commissioned corps of the Public Health Service; and any other category of persons designated by the President of the United States in time of war or emergency.

1.63.  Unrestricted 401(k) Employee means, for the purposes of measuring
       ----------------------------
compliance with Code section 401(k), an Employee who is eligible under the terms of the Plan (without regard to any suspension due to a distribution or election not to participate or by reason of the limitations of Code section 415) to make a Pre-Tax Election for all or part of the Plan Year and who is not a Highly Compensated Employee.

                         Saving Plan For The Employees
                            Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001

1.64.  Unrestricted 401(m) Employee means, for purposes of measuring compliance
       ----------------------------
with Code section 401(m), an Employee who is eligible under the terms of the Plan (without regard to any suspension due to a distribution or election not to participate or by reason of the limitations of Code section 415) to make an After-Tax Election (or a Pre-Tax Election, if the Plan takes Pre-Tax Contribution allocations into account in determining Contribution Percentages) for all or part of the Plan Year and who is not a Highly Compensated Employee.

1.65.  USERRA means the Uniformed Services Employment and Reemployment Rights
       ------
Act of 1994.

1.66.  Valuation Date means any business day of the Plan Year that the United
       --------------
States financial markets are open.

1.67.  Year of Service means (a) a calendar year in which an Employee completes
       ---------------
1,000 or more Hours of Service and (b) to the extent an Employee's Years of Service are not recognized under (a) and with respect to Transferred Employees, all years of service recognized under the Ethyl Plan.

                         Saving Plan For The Employees
                            Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


                                  ARTICLE II

                          ELIGIBILITY AND MEMBERSHIP
                          --------------------------

2.01.  Eligibility Requirements
       ------------------------

       (a) Each individual who is a Member of the Plan on October 31, 1997, shall continue to be a Member of the Plan on and after that date, subject to the remaining provisions of the Plan.

       (b) Each other Employee shall be eligible to become a Member of the Plan on the date that is the later of

             (1)    his date of employment as a regular Employee;

             (2) if he is represented by a collective bargaining representative, the effective date specified in the agreement between the Company and the applicable representative permitting Employees so represented to become Members, provided, however, that any such Employees shall become Members of the Plan subject to the terms and conditions of such agreement between the Company and the collective bargaining representative with any special terms set forth in an exhibit attached to and made part of the Plan; or

             (3)    November 1, 1997.

2.02.  Changes in Employment Status
       ----------------------------

       If an individual who is not an Employee is reclassified as an eligible Employee, he shall be eligible to become a Member of the Plan on the date that is the later of (1) his date of reclassification, (2) if he is represented by a collective bargaining representative, the effective date specified in the agreement between the Company and the applicable representative permitting Employees so represented to become Members, provided, however, that any such Employees shall become Members of the Plan subject to the terms and conditions of such agreement between the Company and the collective bargaining representative with any special terms set forth in an exhibit attached to and made part of the Plan, or (3) November 1, 1997.

2.03.  Membership in the Plan
       ----------------------

       An Employee who has satisfied the conditions of eligibility set forth in Plan section 2.01(b) may become a Member at the beginning of a Payroll Period in accordance with Plan section 3.01 and Plan section 3.03. Once an Employee has become a Member, he shall remain a Member until his vested Account balance is distributed to him.

                                      -16

                         Saving Plan For The Employees
                            Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001

2.04.  Reemployment
       ------------

       (a) A Member who terminates his employment with the Company and its Affiliates and is reemployed as an Employee may become a Member in the Plan immediately after his re-employment, subject to the provisions of Plan section 2.03.

       (b) A Transferred Employee who was employed by the Company on a temporary or casual basis after February 28, 1994, who later terminates employment and is reemployed by the Company on a temporary or casual basis, shall not be treated as an Employee upon his reemployment.

                         Saving Plan For The Employees
                            Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


                                  ARTICLE III

                                 CONTRIBUTIONS
                                 -------------
3.01.  After-Tax Contributions
       -----------------------

       (a) Each eligible Employee may make an initial After-Tax Election designating a percentage of his Base Pay for each Payroll Period as a Regular After-Tax Contribution or as an Additional After-Tax Contribution. The percentage designated in the After-Tax Election may range from a minimum of one percent (1%) to a maximum of fifteen percent (15%), determined in even multiples of one percent (1%); provided, however, that (i) the elected percentage for a Payroll Period for a Regular After-Tax Contribution cannot exceed ten percent (10%) of an Employee's Base Pay for a Payroll Period, (ii) the elected percentage for a Payroll Period for a Regular After-Tax Contribution, when added to his Pre-Tax Election percentage in effect under Plan section 3.03 for that same Payroll Period cannot exceed ten percent (10%) of his Base Pay for that Payroll Period, and (iii) for those Employees eligible to make Additional After-Tax Contributions, the elected percentage for a Payroll Period for both a Regular After-Tax Contribution and an Additional After-Tax Contribution, when added to such Employee's Pre-Tax Election percentage in effect under Plan section 3.03 for that same Payroll Period cannot exceed fifteen percent (15%) of such Employee's Base Pay for that Payroll Period.

       (b)   An initial After-Tax Election shall be made as provided in Plan section 2.03. Members' After-Tax Contributions will be made by payroll deduction. Members' After-Tax Contributions shall be transferred by the Company to the Trustee as promptly as practicable after each Payroll Period.

       (c) A Member's After-Tax Contribution Election will continue to be effective until changed pursuant to Plan section 3.04 or suspended pursuant to Plan sections 3.05 and 3.06. All After-Tax Elections are subject to the adjustments authorized in Plan section 3.11.

3.02.  Pre-Tax Contributions
       ---------------------

       The Company's Pre-Tax Contribution for a Payroll Period is the total of the Pre-Tax Elections made by Members during that Payroll Period and allowed according to Plan section 3.07. Pre-Tax Contributions shall be transferred by the Company to the Trustee as promptly as practicable after each Payroll Period but in no event later than the 15th business day of the month following the month in which the Member would have received the Base Pay in cash. A Member may cause a Pre-Tax Contribution for himself only with regard to Base Pay that is deferred according to a Pre-Tax Election. The Company's Pre-Tax Contribution on behalf of any Member may not result in elective deferrals under this Plan for any Member of more than $7,000 (or such dollar amount as the Secretary of the Treasury announces at the same time and in the same manner as the cost-of-living adjustments applicable to limitations under Code section 415(d)) in any calendar year.

                         Saving Plan For The Employees
                            Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


3.03.  Pre-Tax Elections
       -----------------

       (a) An eligible Employee may make an initial Pre-Tax Election designating a percentage of his unpaid Base Pay to be made as a Regular Pre-Tax Contribution or, to the extent that such eligible Employee is a non-Highly Compensated Member, as an Additional Pre-Tax Contribution by way of an elective deferral for a Payroll Period. The percentage designated in the Pre-Tax Election may range from a minimum of one percent (1%) to a maximum of fifteen percent (15%), determined in even multiples of one percent (1%); provided, however, that
(i) the elected percentage for a Payroll Period for a Regular Pre-Tax Contribution cannot exceed ten percent (10%) of an Employee's Base Pay for a Payroll Period, (ii) for those Employees not eligible to make Additional Pre-Tax Contributions, the elected percentage for a Payroll Period for a Regular Pre-Tax Contribution, when added to his After-Tax Election percentage in effect under Plan section 3.01 for that same Payroll Period, cannot exceed ten percent (10%) of such Employee's Base Pay for that Payroll Period, and (iii) for those Employees eligible to make Additional Pre-Tax Contributions, the elected percentage for a Payroll Period for both a Regular Pre-Tax Contribution and an Additional Pre-Tax Contribution, when added to such Employee's After-Tax Contribution percentage, in effect under Plan section 3.01 for that same Payroll Period, cannot exceed fifteen percent (15%) of such Employee's Base Pay for that Payroll Period. If a non-Highly Compensated Member elects to make an Additional Pre-Tax Contribution for a Plan Year and is later determined to be Highly Compensated for the current Plan Year based on completion of compensation data for the prior Plan Year, the Administrator has the authority to suspend such Member's Additional Pre-Tax Contributions for the remainder of the Plan Year in order to avoid violation of the nondiscrimination provisions of Code section 401(k)(3) described in Plan section 3.07.

       (b)   An initial Pre-Tax Election shall be submitted as provided in Plan section 2.03.

       (c) A Member's Pre-Tax Election will continue to be effective until changed pursuant to Plan section 3.04 or suspended pursuant to Plan sections
3.05 and 3.06. All Pre-Tax Elections are subject to the adjustments authorized in Plan section 3.07.

3.04.  Changes in After-Tax and Pre-Tax Elections
       ------------------------------------------

       A Member may change the percentage designated in an After-Tax or Pre-Tax Election, within the limits prescribed by Plan sections 3.01 and 3.03, at the beginning of a Payroll Period following the receipt of the Member's instructions to change his After-Tax or Pre-Tax Election.

3.05.  Voluntary Suspension of After-Tax and Pre-Tax Elections
       -------------------------------------------------------

       A Member may suspend his After-Tax or Pre-Tax Election, or both, effective at the beginning of a Payroll Period following the receipt of the Member's instructions to suspend his After-Tax or Pre-Tax Election. A Member may make a new After-Tax or Pre-Tax Election to be

                         Saving Plan For The Employees
                            Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


effective at the beginning of the first Payroll Period after the Member's instructions to make a new After-Tax or Pre-Tax Election.

3.06.  Required Suspension of After-Tax and Pre-Tax Elections
       ------------------------------------------------------

       A Member's After-Tax and Pre-Tax Elections under the Plan shall be suspended for any Payroll Period,

       (a) with respect to his After-Tax Election, if for such period the amount of Base Pay earned by him is insufficient to pay his designated After-Tax Contribution to the Plan, after all other authorized deductions have been made;

       (b) with respect to both his Pre-Tax and After-Tax Elections, if for such period, in the case of an Employee represented by a collective bargaining representative, there is no agreement extending to such Employee the right to make contributions under this Plan between said representative and the Company;

       (c) with respect to his Pre-Tax Election, if for such period he is temporarily suspended from participation in the Plan due to a withdrawal under Plan section 7.06 or with respect to both his Pre-Tax and After-Tax Elections, as applicable, due to the limitations of Plan section 3.02, 3.07 or 3.11; or

       (d) with respect to both his Pre-Tax and After-Tax Elections, if for such period his employment status has changed so that he is no longer an Employee.

3.07.  Pre-Tax Contribution Limitations
       ----------------------------------

       (a) The Plan is intended to qualify as a cash-or-deferred arrangement according to Code section 401(k), and all Plan and Trust Agreement provisions must be construed to facilitate that qualification.

       (b) In no event may the Company allow a Pre-Tax Contribution to be made for or allocated to a Member if that allocation would cause the Plan to violate the limitations of Code section 415 or the nondiscrimination prohibitions of Code section 401(a)(4). If a Member makes a Pre-Tax Election that produces an Excess Deferral for that Member, the Company may cause that Member's Excess Deferrals to be allocated and distributed in accordance with Plan section 4.07.

       (c) For Plan Years beginning on or after January 1, 1997, this subsection's table determines the Excess Pre-Tax Contributions. Any amounts that are allocated as Pre-Tax Contributions for the Plan Year and that exceed the Restricted 401(k) Employees' ADP allowances in the table are Excess Pre-Tax Contributions for the Plan Year. As described in Code section 401(k)(8)(B)(ii) and in this Plan's definition of Excess Pre-Tax Contributions, one Restricted 401(k) Employee's proportionate part of a Plan Year's Excess Pre-Tax Contributions

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


is the amount that would not have been part of his Pre-Tax Contribution allocation for the Plan Year if the Plan Year's Excess Pre-Tax Contribution had been eliminated by reducing each Restricted 401(k) Employee's Pre-Tax Contribution allocation in the order of the Restricted 401(k) Employees' Pre-Tax Contributions, beginning with the highest of those individual Pre-Tax Contributions.

         Prior Plan Year ADP                     Current Plan Year ADP
         Unrestricted 401(k)                       Restricted 401(k)
       Employees as a group is                  Employees as a group is
       -----------------------                  -----------------------

            Less than 2%                2.0 times Unrestricted 401(k) Group's
                                        Prior Plan Year ADP

              2% to 8% Unrestricted 401(k) Group's Prior Plan Year ADP plus 2 percentage points

            More than 8%                1.25 times Unrestricted 401(k) Group's
                                        Prior Plan Year ADP

The point spread indicated as permissible when the ADP for the Unrestricted 401(k) Employees as a group is between zero percent (0%) and eight percent (8%) is automatically reduced to the extent necessary to comply with any Treasury regulations promulgated pursuant to Code section 401(m)(9), such as regulations to prevent the multiple use of that alternative limitation for any Highly Compensated Employee.

     (d) For the 1997 Plan Year only, the Company may use current year data to compare the ADP for Restricted 401(k) Employees and Unrestricted 401(k) Employees without making the election referred to in the next sentence. Notwithstanding the preceding for Plan Years beginning on or after January 1, 1998, the Company may elect to use current year data when comparing the ADP for Restricted 401(k) Employees and Unrestricted 401(k) Employees, but this election, once made, may only be changed as provided by the Secretary of the Treasury.

     (e) To meet the limitations of this Plan section, to avoid discrimination prohibited by Code section 401(a)(4), to prevent the creation of Excess Pre-Tax Contributions for purposes of Code section 401(k) or Excess Aggregate Contributions for purposes of Code section 401(m), or, if it is otherwise necessary to do so, to preserve the Plan's status as a qualified plan or to preserve the Plan's Pre-Tax Contribution features as a qualified cash-or-deferred arrangement according to Code section 401(k), the Company may adjust or reject altogether any Member's Pre-Tax Election or the Company may make a Special Contribution for the benefit of designated Unrestricted 401(k) Employees. The Company also may reduce any Member's Pre-Tax Election to prevent that Member from causing Excess Deferrals to his Account.

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


       (f) The Actual Deferral Percentage for any Member who is a Restricted 401(k) Employee for the Plan Year and who participates in two or more arrangements described in Code section 401(k) that are maintained by an Affiliate, shall be determined as if all Pre-Tax Contributions allocated to his Account are made under a single arrangement. If a Highly Compensated Employee participates in two or more arrangements described in Code section 401(k) that are maintained by an Affiliate and that have different Plan Years, all such arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code section 401(k).

       (g) In the event that this Plan satisfies the requirements of Code sections 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then this section shall be applied by determining the Actual Deferral Percentage of Members as if all such plans were a single plan; provided, however, that plans may be aggregated in order to satisfy Code section 401(k) only if they have the same Plan Year.

3.08.  Company Matching Contributions
       ------------------------------

       Subject to the limitations of Plan article VIII and unless otherwise specified in an agreement between the Company and a collective bargaining representative as described in Plan section 2.01(b), the Company shall contribute each Payroll Period on behalf of each contributing Member an amount equal to fifty percent (50%) of the first ten percent (10%) of each Member's After-Tax Contributions deducted for that Payroll Period pursuant to Plan section 3.01 and fifty percent (50%) of the first ten percent (10%) of each Member's Pre-Tax Contribution allocations for that Payroll Period. The Company will pay its contributions to the Trustee concurrently with the transfer to the Trustee of Members' After-Tax Contributions. If Member After-Tax Contributions and Pre-Tax Elections are suspended for any Payroll Period, Company Matching Contributions shall also be suspended for such Payroll Period. The Company shall not make a Matching Contribution based on non-Highly Compensated Members' Additional After-Tax Contributions or Additional Pre-Tax Contributions.

3.09.  Company Discretionary Contributions and Special Contributions
       -------------------------------------------------------------

       (a) The Company may make an additional Discretionary Contribution to the Plan for any Plan Year. Discretionary Contributions shall be allocated in accordance with Plan section 4.05(a) depending on whether they constitute additional Matching Contributions or other Discretionary Contributions.

       (b) The Company may make a Special Contribution to the Plan for any Plan Year on behalf of Unrestricted 401(k) Employees as may be necessary to comply with the nondiscrimination provisions of Code sections 401(k)(3) and 401(a)(4). Any Special

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


Contribution will be treated as an Unrestricted 401(k) Employee's Pre-Tax Contribution and will be allocated in accordance with Plan section 4.05(b).

3.10.  Rollover Contributions
       ----------------------

       The vested account balance of a Member in a Defined Contribution Plan other than the Plan, or a Defined Benefit Plan or an individual retirement account established pursuant to Code section 408(a) or (b) holding only assets of a Defined Contribution Plan or Defined Benefit Plan (a "Qualified Plan"), may be transferred directly to the Member's Rollover Account in the Plan provided that such contribution satisfies the requirements of Code section 402(c). The Administrator shall have the authority to verify that such Rollover Contribution is transferred from an Eligible Retirement Plan, as defined in Plan section 7.08(b) and may, in its discretion, reject all or any part of a contribution that the Administrator determines is not an Eligible Rollover Distribution from a Qualified Plan.

3.11.  Matching and After-Tax Contribution Limitations
       -------------------------------------------------

       (a) This subsection's table determines Excess Aggregate Contributions. Any amounts that are allocable to Matching Accounts and After-Tax Accounts for the Plan Year and that exceed the Restricted 401(m) Employees' Contribution Percentage allowances in the table are Excess Aggregate Contributions for the Plan Year. As described in Code section 401(m)(6)(B)(ii) and in this Plan's definition of Excess Aggregate Contributions, one Restricted 401(m) Employee's proportionate part of a Plan Year's Excess Aggregate Contributions is the amount that would not have been part of his Matching Contribution and After-Tax Contribution allocation for the Plan Year if the Plan Year's Excess Aggregate Contribution had been eliminated by reducing each Restricted 401(m) Employee's Matching Contribution and After-Tax Contribution allocation in the order of descending dollar amount of Matching Contributions and After-Tax Contributions for the Plan Year.

              Prior Plan Year                        Current Plan Year
          Contribution Percentage                 Contribution Percentage
          of Unrestricted 401(m)                   of Restricted 401(m)
          Employees as a group is                 Employees as a group is
          -----------------------                 -----------------------
               Less than 2%             2.0 times Unrestricted 401(m) Group's
                                        Prior Plan Year Contribution
                                        Percentage


                 2% to 8%               Unrestricted 401(m) Group's Prior
                                        Plan Year Contribution Percentage
                                        plus 2 percentage points

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001

              Prior Plan Year                        Current Plan Year
          Contribution Percentage                 Contribution Percentage
          of Unrestricted 401(m)                   of Restricted 401(m)
          Employees as a group is                 Employees as a group is
          -----------------------                 -----------------------
               More than 8%             1.25 times Unrestricted 401(m)
                                        Group's Prior Plan Year Contribution
                                        Percentage

The point spread indicated as permissive when the Contribution Percentage for the Unrestricted 401(m) Employees as a group is between zero percent (0%) and eight percent (8%) is automatically reduced to the extent necessary to comply with any Treasury regulations promulgated pursuant to Code section 401(m)(9), such as regulations to prevent the multiple use of that alternative limitation for any Highly Compensated Employee.

     (b) For the 1997 Plan Year only, the Company may use current year data to compare the Contribution Percentage for Restricted 401(k) Employees and Unrestricted 401(k) Employees without making the election referred to in the next sentence. Notwithstanding the preceding for Plan Years beginning on or after January 1, 1998, the Company may elect to use current year data when comparing the Contribution Percentage for Restricted 401(k) Employees and Unrestricted 401(k) Employees, but this election, once made, may only be changed as provided by the Secretary of the Treasury.

     (c) To meet the limitations of this Plan section, to avoid discrimination prohibited by Code section 401(a)(4), to prevent the creation of Excess Aggregate Contributions for purposes of Code section 401(m), or, if it is otherwise necessary to do so, to preserve the Plan's status as a qualified plan, the Company may adjust or reject altogether any Member's After-Tax Election or the Company may make an additional contribution to the Plan for a Plan Year for the benefit of designated Unrestricted 401(m) Employees. This additional contribution will be treated for all purposes as a Matching Contribution and will be allocated (as determined by the Company for that Plan Year) either as a designated percentage of such Employees' After-Tax Contributions or Pre-Tax Contribution allocations for that Plan Year or on a pro rata basis according to their Compensation for the Plan Year.

     (d) For purposes of this Plan section, the Contribution Percentage for any Member who is a Restricted 401(m) Employee and who is eligible to have After-Tax and Matching Contributions allocated to his Account under two or more plans described in Code section 401(a), or arrangements described in Code section 401(k), that are maintained by an Affiliate, shall be determined as if the After-Tax and Matching Contributions were made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code section 401(m).

       (e) In the event that the Plan satisfies requirements of Code section 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code section 410(b) only if aggregated with the Plan, then this Plan section shall be applied by determining the Contribution Percentages of Members as if all such plans were a single plan; provided, however, that plans may be aggregated in order to satisfy Code section 401(m) only if they have the same Plan Year.

3.12.  USERRA Contributions
       --------------------

       (a)   Restoration Contributions.  A Member who is reemployed by the
             -------------------------
Company after a period of Military Leave and whose reemployment satisfies the provisions of USERRA shall be entitled to a Discretionary Company Contribution and a Matching Contribution equal to the amount the Company would have contributed on behalf of the Member had the Member not incurred Military Leave and had the Member's Pre-Tax Restoration Contributions and After-Tax Restoration Contributions actually been made during the period of Military Leave to which such Matching Contributions relate. Earnings and forfeitures shall not be considered in determining the Company's obligation under this Plan section.

       (b)   After-Tax Restoration Contributions.  During the Account
             -----------------------------------
Restoration Period, a Member may make After-Tax Restoration Contributions to the Plan totalling an amount not greater than the After-Tax Contributions the Member could have made to the Plan had the Member not incurred a period of Military Leave. After-Tax Restoration Contributions may be in addition to any other contributions, including After-Tax Contributions, that the Member may make to the Plan upon his or her return from Military Leave. The determination of Compensation shall be made in the same manner as described in subsection (c).

       (c)   Pre-Tax Restoration Contributions.  Pre-Tax Restoration
             ---------------------------------
Contributions are contributions made to the Plan by the Company, at the election of the Member in lieu of cash Compensation and pursuant to a salary reduction election or other mechanism. A Member's Pre-Tax Restoration Contributions shall not exceed the amount of Base Pay that the Member could have deferred under the Plan during his or her Military Leave had the Member remained employed by the Company during the Military Leave. For purposes of determining the maximum amount of Pre-Tax Restoration Contributions, a Member shall be treated as having received Compensation equal to either (i) the Compensation the Member would have received during the period of Military Leave had the Member not incurred Military Leave, determined based on the rate of pay the Member would have received from the Company but for the absence during Military Leave, or (ii) if the Compensation the Member would have received during the period of Military Leave is not reasonably certain, the Member's average Compensation during the twelve (12) month period immediately preceding the Military Leave (or, if shorter, the period of employment immediately preceding the Military Leave).

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


     (d)  Account Restoration.  Notwithstanding any provision of the Plan to the
          -------------------
contrary and in addition to any other contributions to the Plan, a Member may cause Restoration Contributions to be made on his or her behalf only during the Account Restoration Period.

     (e)  Account Restoration Period.  The duration of a Member's Account
          --------------------------
Restoration Period shall equal the lesser of (i) the product of three and the duration of the Military Leave, and (ii) five (5) years. The Account Restoration Period commences on the date the Member becomes reemployed by a Company following Military Leave.

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


                                  ARTICLE IV

                                  ALLOCATIONS
                                  -----------
4.01.  Establishment of Accounts
       -------------------------

       (a) The Administrator shall establish and maintain a separate Account for each Member of the Plan. A Member's separate Account shall be divided, as applicable, into an After-Tax Account, a Pre-Tax Account, a Matching Account, a Discretionary Account and a Rollover Account. The Administrator must credit and debit all appropriate amounts, including credits or charges with its share of contributions, net earnings, realized and unrealized gains or losses of the applicable investment fund and distributions, to the applicable Account.

       (b) As required for appropriate record-keeping, the Administrator may establish and name additional Accounts or sub-accounts for each Member.

       (c) The Administrator must establish a suspense account whenever required by Plan article VIII. The suspense account is not a Member's Account, but it is credited with Trust Fund earnings and losses in the same way as a Member's Account is credited.

4.02.  Allocations of After-Tax Contributions
       --------------------------------------

       A Member's After-Tax Contributions for a Payroll Period shall be credited to the Member's After-Tax Account as soon as practicable following the end of that Payroll Period.

4.03.  Allocations of Pre-Tax Contributions
       ------------------------------------

       The Company's Pre-Tax Contributions on behalf of a Member for a Payroll Period shall be credited to the Member's Pre-Tax Account as soon as practicable following the end of that Payroll Period.

4.04.  Allocation of Matching Contributions
       ------------------------------------

       The Company's Matching Contribution on behalf of a Member for a Payroll Period shall be allocated to the Member's Matching Account as soon as practicable following that Payroll Period.

4.05.  Allocation of Discretionary Contributions and Special Contributions
       -------------------------------------------------------------------

       (a) For any Plan Year in which the Company makes a Discretionary Contribution designated as an additional Matching Contribution, such contribution will be allocated to the Matching Accounts of Unrestricted 401(m) Employees based on their Regular After-Tax Contributions or Regular Pre-Tax Contribution allocations for that Plan Year. Any other Discretionary Contribution will be allocated, as of the last Valuation Date of the Plan Year, to

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


Discretionary Accounts of designated Members who are not Highly Compensated Employees for such Plan Year based on the ratio of each such Employee's Compensation for the Plan Year to the total Compensation of all such Employees for the Plan Year.

       (b) For any Plan Year in which the Company makes a Special Contribution, such Contribution will be allocated to the Pre-Tax Contribution Accounts of Unrestricted 401(k) Employees on a pro rata basis according to their

Compensation for the Plan Year.

4.06.  Allocation of Rollover Contributions
       ------------------------------------

       The Rollover Contributions of any Member must be allocated to his Rollover Account.

4.07.  Excess Deferrals
       ----------------

       (a) If a Member's Pre-Tax Election has caused that Member to have an Excess Deferral under this Plan or any other qualified plan or deferral mechanism, the Member qualifies for a distribution according to this section if he allocates his Excess Deferrals among this Plan and those other qualified plans or mechanisms no later than the first March 1 following the close of his taxable year during which he made Excess Deferrals. A Member's allocation for this Plan according to this Plan section is accomplished when the Member delivers to the Employee Benefits Section a written form showing the Member's total Excess Deferrals for the year and the portion of the total that he has allocated to this Plan. The Administrator may require that the submitted form contain any other facts or representations that it finds useful in applying this Plan section, and it may require any oaths or indemnifications for the Plan that it determines to be necessary to assure that the Plan is protected from that Member's errors or misrepresentations. A Member who has made elective deferrals (as described in Code section 402(g)) to a plan of an employer who is not an Affiliate may assign to this Plan any Excess Deferrals made during the Member's taxable year by notifying the Administrator on or before the date announced by the Administrator of the amount of Excess Deferrals to be assigned to the Plan. If the Administrator determines that a Member has satisfied this Plan section's requirements, it may cause the Trustee to distribute to that Member no later than the first April 15 following that March 1 from that Member's Pre-Tax Account any amount that does not exceed the lesser of that year's Pre-Tax Contributions allocated to that Member's Pre-Tax Account or the amount allocated by that Member as this Plan's share of his Excess Deferrals.

       (b) Excess Deferrals that are distributed in accordance with this Plan section shall be adjusted for any income, gain or loss credited to the Member's Pre-Tax Account as of the Valuation Date coincident with the date of distribution. Income, gain or loss allocable to Excess Deferrals for a Plan Year shall be calculated in accordance with Plan section 6.03.

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


4.08.  Excess Pre-Tax Contributions
       ----------------------------

       (a) If there are Excess Pre-Tax Contributions for a Plan Year, the provisions of subsection (b) will be applied first and then the Administrator must apply the provisions of subsections (c) and (d) and any additional choices available under the Treasury regulations to Code section 401(k)(8).

       (b) To the extent that it is not inconsistent with Treasury regulations, and within the limitations of Plan section 3.01, the Administrator must treat, solely for federal income tax purposes, all or a portion of the Excess Pre-Tax Contribution amounts that would be distributed to a Restricted 401(k) Employee if the provisions of subsections (c) and (d) were applied without regard to this subsection as having been distributed to him and contributed to his After-Tax Account as an After-Tax Contribution in accordance with the provisions of Plan section 4.10.

       (c) As provided in Code section 401(k)(8)(C), after the application of subsection (b), distributions of Excess Pre-Tax Contributions must be made to the Restricted 401(k) Employee from their Pre-Tax Accounts on the basis of the Excess Pre-Tax Contributions attributable to each of those Members. According to applicable Treasury regulations and subject to the limitations of subsection
(e), a Member's share of Excess Pre-Tax Contributions must be adjusted to reflect investment gains and losses on Pre-Tax Contributions. In addition, the Administrator must cause each Member's share of Excess Pre-Tax Contributions to be reduced in any manner not prohibited by law and not inconsistent with applicable Treasury regulations by that Member's allocation of Excess Deferrals that are distributed according to this Plan from the Trust Fund.

       (d) For each Restricted 401(k) Employee as to his portion (if any) of the Excess Pre-Tax Contributions, the Administrator may cause the Trustee to distribute up to the entire amount of that Member's portion of the Excess Pre-Tax Contributions (and any income allocable to such contributions under subsection (e)) to that Restricted 401(k) Employee. Any such distribution must occur before the close of the Plan Year immediately after the Plan Year for which the Excess Pre-Tax Contributions were allocated. Any distribution of Excess Pre-Tax Contributions (and income) may be made without regard to any other provisions of law.

       (e) Excess Pre-Tax Contributions that are distributed in accordance with subsections (c) and (d) of this Plan section shall be adjusted for any income, gain or loss credited to the Member's Pre-Tax Account as of the Valuation Date coincident with or immediately preceding the date of distribution. Income, gain or loss allocable to Excess Pre-Tax Contributions for a Plan Year shall be calculated in accordance with Plan section 6.03.

4.09.  Excess Aggregate Contributions
       ------------------------------

       (a) If there are Excess Aggregate Contributions for a Plan Year, no later than the last day of the next Plan Year, the Administrator may implement the provisions of this Plan section

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


and take any other action permissible according to Code section 401(m)(6) and Treasury regulations to reduce or avoid other adverse consequences associated with Excess Aggregate Contributions.

       (b) As provided in Code section 401(m)(6)(C), distributions of Excess Aggregate Contributions must be made to the Restricted 401(m) Employees on the basis of the Excess Aggregate Contributions attributable to each of those Members. According to applicable Treasury regulations and subject to the limitations of subsection (c), a Member's share of Excess Aggregate Contributions must be adjusted to reflect investment gains and losses on those Excess Aggregate Contributions while those assets were in the Trust Fund. In addition, to the extent that Pre-Tax Contribution allocations have been considered in computing any Member's Contribution Percentage, and before any distributions under this subsection are made, the Administrator must cause each Member's share of Excess Aggregate Contributions to be reduced in any manner not prohibited by law and not inconsistent with applicable Treasury regulations first by that Member's allocation of Excess Deferrals and then by Excess Pre-Tax Contributions that are distributed according to this Plan from the Trust Fund. After adjustment, as described, for Excess Deferrals or Excess Pre-Tax Contributions that are distributed, distribution of a Member's share of Excess Aggregate Contributions (as adjusted for investment gains and losses in accordance with subsection (c)) must come pro rata from that Member's Matching Contribution allocations to his Matching Account, from that Member's After-Tax Contribution allocations to his After-Tax Account, and from that Member's Pre-Tax Contribution allocations to his Pre-Tax Account. The Administrator may cause the Trustee to distribute the Excess Aggregate Contributions (and any income allocable to those contributions under subsection (c)) according to this Plan section without regard to any other provisions of law.

       (c) Excess Aggregate Contributions that are distributed in accordance with subsection (b) of this Plan section shall be adjusted for any income, gain or loss credited to the Member's Matching Contribution Account, After-Tax Account and Pre-Tax Account, as applicable, as of the Valuation Date coincident with or immediately preceding the date of distribution. Income, gain or loss allocable to Excess Aggregate Contributions for a Plan Year shall be calculated in accordance with Plan section 6.03.

       (d) The Administrator must determine the amount of Excess Aggregate Contributions after first determining the amount of Excess Deferrals and second, after determining the amount of Excess Pre-Tax Contributions and causing those Excess Deferrals and Excess Pre-Tax Contributions to be adjusted, as authorized in Code sections 401(k)(8) and 402(g).

4.10.  Recharacterization of Excess Pre-Tax Contributions
       --------------------------------------------------

       (a) For purposes of Plan section 4.08, the Company may treat Excess Pre-Tax Contributions as amounts distributed to Members and recontributed to the Plan as After-Tax Contributions. Amounts so recharacterized remain fully vested and subject to the restrictions on distributions described in Plan section 7.07. In addition, such amounts are to be treated as After-

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


Tax Contributions for purposes of Plan article VII and Code sections 72, 401(a)(4) and 6047 and Treasury Regulation section 1.401(k)-1(b), but for all other purposes under the Code, they shall continue to be treated as Pre-Tax Contributions.

     (b) The Plan Administrator will notify in writing, any Restricted 401(k) Employee and the Internal Revenue Service of the amount of any Pre-Tax Contribution recharacterized pursuant to this Plan section.

     (c) Excess Pre-Tax Contributions may not be recharacterized to the extent such amounts would cause the Plan's stated limit for After-Tax Contributions to be exceeded for any Restricted 401(k) Employee.

     (d) Recharacterization of Excess Pre-Tax Contributions must occur no later than two and one-half months after the end of the Plan Year with respect to which such Excess Pre-Tax Contributions were made and is deemed to occur on the date the last Restricted 401(k) Employee is informed in writing of the amount recharacterized and the consequences thereof.

     (e) Recharacterized amounts shall be taxable income to the Restricted 401(k) Employee for such Member's taxable year containing the earliest dates in the Plan Year on which the Member would have received these amounts had he originally elected to receive them in cash.

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


                                   ARTICLE V

                                  INVESTMENTS
                                  -----------

5.01.  Investment Funds
       ----------------

       The Trust Fund shall be comprised of the Pooled Investment Funds and Stock Funds described in Exhibit III. The Board of Directors of Albemarle Corporation or its delegatees may add or delete Investment Funds from time to time. Members shall be given notice of all changes in Investment Funds offered under this section. The availability of Investment Funds shall be administered on a uniform and nondiscriminatory basis with respect to all similarly situated Members.

5.02.  Investment of Matching and Discretionary Accounts
       -------------------------------------------------

       (a) Except as provided in subsections (b) and (c), a Member may not direct the investment of amounts allocated to his Matching and Discretionary Accounts. All Matching and Discretionary Contributions made to the Plan by the Company shall be invested in the Albemarle Stock Fund.

       (b) A Member who is a Transferred Employee may request the liquidation and transfer to an alternate Active Investment Fund of all or part of his investment in the Ethyl Stock Fund or the Tredegar Stock Fund attributable to the portion of such Member's Matching Account or Discretionary Account that represents matching contributions or discretionary contributions allocated to his account under the Ethyl Plan. Transfers pursuant to this subsection (b) shall be made at such time and in such manner as provided under Plan section
5.04. Such Member also may request the liquidation and transfer to an alternate Active Investment Fund of all or part of his investment in the Albemarle Stock Fund attributable to the portion of such Member's Matching Account that represents matching contributions allocated to his account under the Ethyl Plan prior to May 1, 1983, in accordance with the applicable provisions governing Member directed investments under Plan section 5.04.

       (c) A Member may request the liquidation and transfer of all or part of his investment in the Albemarle Stock Fund attributable to Matching Contributions or Discretionary Contributions paid to the Plan by the Company on his behalf from that Stock Fund to an alternate Investment Fund. A Member who is a Transferred Employee also may request the liquidation and transfer to an alternate Active Investment Fund of all or part of his investment in the Albemarle Stock Fund attributable to the portion of such Member's Matching Account or Discretionary Account that represents matching contributions or discretionary contributions allocated to his account under the Ethyl Plan on or after May 1, 1983 ("Post '83 Match Account"). Transfers pursuant to this subsection shall be made at such time and in such manner as may be prescribed by the Company from time to time as provided for Member directed investments under Plan section 5.04. Only one such transfer from the Albemarle Stock Fund

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001

(whether it be full or partial) shall be permitted during any one period of employment of a Member by the Company. For purposes of this restriction, a period of employment will be deemed to end when a Member's account is distributed to him in accordance with Plan section 7.01 or 7.02.

5.03.  Investment in Inactive Investment Funds
       ---------------------------------------

       (a) No After-Tax Contributions, Pre-Tax Contributions or Rollover Contributions may be invested in the Ethyl Stock Fund or the Tredegar Stock Fund. Existing investments in such Investment Funds shall remain so invested until transferred or distributed under the terms of the Plan.

       (b) A Member who is a Transferred Employee may request the liquidation and transfer to an alternate Active Investment Fund of all or part of his investment in the Ethyl Stock Fund or the Tredegar Stock Fund attributable to the portion of such Member's Account that represents after-tax, pre-tax, matching and discretionary contributions allocated to his account under the Ethyl Plan in accordance with the applicable provisions governing Member directed investments under Plan section 5.04.

5.04.  Member Directed Investments
       ---------------------------

       (a) Each Member shall have the opportunity to direct the investment of his Directed Accounts in accordance with this Plan section. The provisions of this Plan section are intended to satisfy the requirements of ERISA section 404(c) and the regulations promulgated thereunder. Under the terms of this Plan section, each Member will have a reasonable opportunity to give investment instructions to the Administrator or his delegatee. The Administrator or his delegatee is obligated to comply with such instructions except as provided in subsection (h), provided that the instructions are in accordance with the procedures governing investment elections. A Member who directs the investment of his Directed Accounts in accordance with this Plan section shall not be deemed to be a fiduciary of the Plan (as defined in ERISA section 3(21)). In addition, no fiduciary with respect to the Plan shall be liable for any breach of Title I of ERISA as a result of a Member's investment direction.

       (b) A Member may direct the investment of his Directed Accounts into any of the Active Investment Funds in accordance with the investment election procedures described in the following subsections.

       (c) Each Member may elect to invest his future After-Tax Contributions, Pre-Tax Contributions and Rollover Contributions allocable to his Account in increments of one percent (1%). Investment elections may be made at such time and in such manner as the Company may from time to time prescribe on a uniform and nondiscriminatory basis with respect to all similarly situated Members; provided, however, that the Company may impose such restrictions on the time and manner of investment elections as may be necessary to comply with the

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


requirements of the Securities Exchange Act of 1934. Any such investment election shall be deemed to continue until a notice of change is received by the Employee Benefits Section or its delegatees. A Member's directions must cover the entire amount of his future After-Tax Contributions, Pre-Tax Contributions and Rollover Contributions and can apply to his After-Tax Contributions, Pre-Tax Contributions and Rollover Contributions separately.

     (d) A Member may, in addition to the election under subsection (c), elect to liquidate and transfer all or part of his investment in the Pooled Investment Funds or the Albemarle Stock Fund to an alternate Active Investment Fund. A Member may effect a transfer at such time and in such manner as may be prescribed by the Company from time to time on a uniform and nondiscriminatory basis with respect to similarly situated Members; provided, however, that the Company may impose such restrictions on the time and manner of transfer elections as may be necessary to comply with requirements of the Securities Exchange Act of 1934. Transfer elections shall be based on the value of the Member's Account in the applicable Investment Fund as of the Valuation Date coincident with or immediately preceding the date all or part of his interest is liquidated and, if later, the Valuation Date coincident with or immediately preceding the date amounts are reinvested upon settlement of accounts.

     (e) The Administrator shall provide Members with sufficient information concerning the Investment Funds to permit them to make informed investment decisions. Alternatively, the Administrator may provide Members with directions as to how such investment information may be obtained.

     (f) A Member's Directed Accounts may be charged for the reasonable expenses of carrying out his investment directions, provided that reasonable procedures are established to inform the Member of any such charges. Each Member also must receive periodic reports on the actual expenses incurred with respect to such Accounts.

     (g) The Trustee may decline to follow any Member direction under this Plan section which, if implemented

          (1) would not be in accordance with the documents and instruments governing the Plan, insofar as such documents are consistent with Title I of ERISA;

          (2) would cause the Trustee to maintain an indicia of ownership of any asset of the Plan outside the jurisdiction of the district courts other than as permitted by ERISA section 404(b);

          (3)  would jeopardize the Plan's tax-qualified status under Code section 401(a);

          (4) would result in a direct or indirect: (i) sale, exchange or lease of property between the Company and the Plan (other than a purchase or sale of Albemarle

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001

     Corporation common stock that satisfies subsection (k)); (ii) loan to the Company or an Affiliate; (iii) acquisition or sale of any employer real property; or (iv) acquisition or sale of any employer security (as defined in ERISA section 407(d)(1)) except to the extent that the acquisition of such security satisfies subsection (k);

          (5)  would result in a prohibited transaction described in ERISA section 406 or Code section 4975;

          (6)  would result in a loss in excess of the Member's Account balance;
     or

          (7)  would generate income that would be taxable to the Plan.

     (h) Except as provided in subsection (b), if a Member chooses not to direct the investment of all or part of his future After-Tax Contributions, Pre-Tax Contributions or Rollover Contributions allocated to his Account (whether an affirmative choice or one deemed by his failure to make an election to invest such future contributions), the Trustee shall, to the extent consistent with its fiduciary duties under ERISA section 404, invest the Member's future After-Tax Contributions, Pre-Tax Contributions and Rollover Contributions or that portion of any such contributions in the Merrill Lynch Retirement Preservation Trust, or such other Investment Fund as announced by the Administrator.

     (i) If a Member terminates employment on account of death, the Trustee shall, to the extent consistent with its fiduciary duties under ERISA section 404(c), invest any amounts remaining in the Member's Directed Accounts among the various Investment Funds in accordance with the Member's instructions in effect on the date of his death until such time as the Member's Account may be distributed to his Beneficiary pursuant to Plan section 7.01.

     (j) A Member may direct all or a portion of his Directed Accounts in Albemarle Corporation common stock provided that:

          (1) Albemarle Corporation common stock is a qualifying employer security as defined in ERISA section 407(d)(3);

          (2) Albemarle Corporation common stock is traded on a national securities exchange or other securities market;

          (3) Albemarle Corporation common stock is traded with sufficient frequency and in sufficient volume to assure that Member directions to buy or sell the security may be acted upon promptly and efficiently;

          (4) the same information provided to shareholders of Albemarle Corporation common stock is provided to Members who invest in such Albemarle common stock;

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


          (5) voting, tender and similar rights with respect to Albemarle Corporation common stock are passed through to Members;

            (6) information relating to the purchase, holding, and sale of Albemarle Corporation common stock and the exercise of voting, tender and similar rights with respect to such securities by Members is maintained in accordance with procedures designed to safeguard the confidentiality of such information, except to the extent necessary to comply with Federal laws or state laws not preempted by ERISA; and

            (7) Albemarle Corporation designates a fiduciary who is responsible for ensuring that (i) the procedures required in paragraph (4) above are sufficient to safeguard the confidentiality of the information described in that paragraph; (ii) such procedures are being followed; and (iii) an independent fiduciary (who is not affiliated with a Company) is designated or appointed to carry out activities relating to any situation which the fiduciary designated for purposes of this paragraph determines involve a potential for undue influence upon Members by any Company with regard to the direct or indirect exercise of shareholder rights.

Absent the designation of a fiduciary in accordance with this subsection on or before the prescribed date, Albemarle Corporation is designated as the fiduciary and shall continue as such, until it appoints a successor. Albemarle Corporation shall retain the right to appoint and remove both the fiduciary required by this Plan section and any independent fiduciary appointed pursuant to paragraph (7). If Albemarle Corporation fails to appoint an independent fiduciary hereunder in circumstances which the Trustee believes warrants such appointment, the Trustee may request Albemarle Corporation to do so and Albemarle Corporation shall either make such appointment or Albemarle Corporation shall appoint a successor Trustee.

       (k) For purposes of this Plan section, the term "Directed Accounts" shall refer to a Member's After-Tax Account, Pre-Tax Account, Rollover Account and with respect to a Member who is a Transferred Employee, "Directed Accounts" also may include (i) the portion of such Member's Matching Account or Discretionary Account attributable to matching contributions or discretionary contributions allocated to his account under the Ethyl Plan that represents his investment in the Ethyl Stock Fund or the Tredegar Stock Fund and (ii) the portion of such Member's Matching Account attributable to matching contributions allocated to his account under the Ethyl Plan prior to May 1, 1983, that represents a portion of such Member's investment in the Albemarle Stock Fund.

5.05.  Transfer Procedures
       -------------------

       (a) If a Member elects to transfer less than the full amount of his investment in a particular Investment Fund as provided in Plan sections 5.03 and 5.05, the amount transferred will be charged against his accounts invested in that Fund as follows:

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


            (1) For all Investment Funds other than the Albemarle Stock Fund, the amount transferred shall be taken on a pro rata basis, as of the applicable Valuation Date, from amounts allocated to all his Accounts, as applicable.

            (2) For the Albemarle Stock Fund, the amount transferred shall be taken on a pro rata basis, as of the applicable Valuation Date, from
                  --- ----
       amounts allocated to all Accounts other than the Post-83 Match Account.

            (3) A Member may transfer the amounts allocated to his Post-83 Match Account in the Albemarle Stock Fund only in accordance with the provisions of Plan section 5.02(c).

       (b) In order to complete transfer transactions described in Plan section 5.02, 5.03 and 5.04, the Trustee shall purchase and sell, at current market rates, units of participation in the Pooled Investment Funds and shares of common stock held in the Stock Funds. When the Trustee sells units of participation or shares of common stock to effect a transfer of a Member's interest from one Investment Fund to another Investment Fund, the Trustee shall not reinvest the proceeds from such sale until after the settlement date. To the extent possible, the Trustee shall match share sale requirements from the Albemarle Stock Fund with share purchase requirements from the Albemarle Stock Fund. Notwithstanding the foregoing, if the total number of shares of Albemarle Corporation common stock to be sold exceeds the number of shares to be allocated to accounts in the Albemarle Stock Fund, the Trustee may permit Albemarle Corporation to repurchase any shares of Albemarle Corporation common stock at then current market rates.

5.06.  Investment of Income
       --------------------

       Income collected by the Trustee in the Pooled Investment Funds shall be reinvested in the Fund to which it relates. Dividends on the Stock Funds and earnings on temporary investments :of cash in such Stock Funds shall be reinvested in the Stock Fund to which they relate.

5.07.  Warrants, Rights and Options
       ----------------------------

       A Member shall have the right to request, direct or demand the Trustee to exercise on his behalf any rights, warrants or options issued with respect to common stock allocated to his Account in the Stock Funds, and the Trustee shall exercise or sell any such rights, warrants or options in accordance with the Member's directions. A Member shall not have the right to request, direct or demand the Trustee to exercise on his behalf any rights, warrants or options issued with respect to other securities credited to his Account and the Trustee, in its discretion, may exercise or sell any such rights, warrants or options.
In the event warrants, rights or options are exercised or sold under this subsection, each Member's Account shall be credited with its proportionate share of the proceeds.

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


5.08.  Voting Rights
       -------------

       (a) All voting rights with respect to securities in the respective investments shall be exercised by the Trustee or by such proxies as the Trustee may select.

       (b) Voting rights with respect to stock in the Stock Funds shall be exercised as provided in this subsection. When and to the extent voting rights may be exercised by holders of such common stock, the Administrator will cause to be mailed to each Member who has a portion of his Account invested in the applicable fund, copies of the same proxy material as is sent to stockholders of the Albemarle Corporation, Ethyl Corporation or Tredegar Industries, Inc. as applicable, with the request that the Member give voting instructions to the Trustee with respect to the number of shares of common stock in his Account as of the Valuation Date coincident with the record date for such stockholder meeting. When instructions are received, the Trustee shall vote such shares in accordance therewith. Any shares of common stock credited to a Member's Account as of the applicable Valuation Date for which the Trustee receives no voting instructions or shares of common stock which are held by the Trustee and are not credited to any Member's Account as of the applicable Valuation Date shall, to the extent consistent with its fiduciary duties under ERISA section 404, be voted by the Trustee in accordance with the recommendations of management contained in such proxy material. If the Trustee receives instructions for fractional shares of common stock, the Trustee shall aggregate like instructions for such fractional shares to the extent possible and vote the aggregated shares according to the Member's instructions.

       (c) Voting rights with respect to the Investment Funds shall be exercised by the Trustee, as directed by the Committee.

5.09.  Tender or Exchange Rights
       -------------------------

       (a) The limitations of Plan sections 5.04 and 5.05 to the contrary notwithstanding, each Member may, to the extent that his Account is invested in the Stock Funds as of the Valuation Date coincident with the record date, direct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to such shares. To the extent consistent with its fiduciary duties under ERISA section 404, the Trustee shall respond in accordance with the instructions so received. The Trustee shall distribute or cause to be distributed to each Member such information as will be distributed to stockholders in connection with any such tender or exchange offer, together with a form requesting the Member's confidential instructions on whether or not such shares will be tendered or exchanged. To the extent consistent with its fiduciary duties under ERISA section 404, the Trustee shall not tender or exchange any shares of Albemarle Corporation common stock credited to a Member's Account as of the applicable Valuation Date for which the Trustee does not receive timely direction as to the manner in which to respond to a tender or exchange offer. Any shares of common stock that are held by the Trustee which are not credited to a Member's Account as of the applicable Valuation Date shall, to the extent consistent with its fiduciary duties under

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


ERISA section 404, be tendered or exchanged by the Trustee proportionally in the same manner as are shares tendered or exchanged with respect to which Members have the right of direction.

       (b) Cash proceeds received in a tender or exchange offer of common stock credited to a Member's Account pursuant to this Plan section shall be invested in the Merrill Lynch Retirement Preservation Trust or such other Investment Fund announced by the Administrator, until directed otherwise by the Member. Non-cash proceeds received in a tender or exchange pursuant to this Plan section shall be held in such manner as may be prescribed by the Company from time to time on a uniform and nondiscriminatory basis with respect to similarly situated Members.

       (c) Subsections (a), (b) and (c) to the contrary notwithstanding, each Member may, to the extent his Account is invested in shares of Ethyl Corporation common stock, direct the Trustee in writing as to the manner in which to respond to a tender offer of Ethyl Corporation common stock as set forth in Ethyl Corporation's Offer to Purchase dated August 27, 1997, and any amendments thereto (the "Offer"). Each such Member may direct the Trustee only with respect to those shares of Ethyl Corporation common stock held in such Member's Account as of the Valuation Date coincident with the date instructions are received by the Trustee. Any direction to the Trustee and the Trustee's response to such directions must be made in accordance with the procedures described in subsections (a), (b) and (c) above, and in accordance with materials sent to Members describing the Offer.

5.10.  Other Provisions Applicable to Funds
       ------------------------------------

       (a) The fact that a security is available for investment under the Plan shall not be construed as a recommendation for its purchase, and each Member's selection as to an Investment Fund will be solely the responsibility of the Member.

       (b) Except as provided in this article, all other rights of legal ownership with respect to securities in the respective investments shall be exercised by the Trustee.

       (c) When incurred, brokerage commissions, transfer taxes and other charges, and expenses in connection with the purchase or sale of securities shall be added to the cost of such securities or deducted from the proceeds thereof, as the case may be.

       (d) No less frequently than annually a report will be given to each Member showing the value of his interest in each Investment Fund.

       (e) All securities in the Investment Funds will be held in the name of the Trustee or its nominee.

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


                                  ARTICLE VI

                           VALUATION AND ACCOUNTING
                           ------------------------

6.01.  Valuation of Accounts
       ---------------------

       Members' Accounts shall be valued, pursuant to the remaining provisions of this article, as of each Valuation Date using the fair market value of the Investment Funds as reported in writing by the Trustee.

6.02.  Allocation of Contributions Between Investment Funds
       ----------------------------------------------------

       Contributions allocated to a Member's Account as of any Valuation Date shall be divided by the Administrator between the Investment Funds in accordance with the provisions of Plan article V.

6.03.  Allocation of Income and Gains and Losses
       -----------------------------------------

       (a) Cash dividends paid or accrued on shares of stock included in the Stock Funds shall be allocated to the cash balance of each Member's Account on the basis of the ratio of the number of shares of stock in each Account as of the Valuation Date coincident with the ex-dividend date to the total number of shares of stock in all such accounts at such time.

       (b) Before crediting the amounts allocated to any Member for each Valuation Date under Plan section 6.02, the net gain or loss attributable to the Stock Funds shall be determined by adding together all income received or accrued, realized profits (excluding any dividends paid on shares of stock allocated under subsection (a)), all charges and expenses, and any realized losses which may have been sustained. Such net gain or loss shall be allocated to the cash balances of each Member's account existing in the Stock Funds on the basis of the ratio of the cash balance of each account in each Investment Fund immediately after the preceding Valuation Date to the total cash balances in all accounts in such Investment Funds at that time. The value of shares of stock in the Stock Funds shall increase or decrease to reflect any unrealized profits or losses that may have been sustained.

       (c) Before crediting the amounts allocated to any Member for each Valuation Date under Plan section 6.02, each Member's Account shall be adjusted as of each Valuation Date to reflect all income received or accrued, realized and unrealized profits, all charges and expenses, and any realized or unrealized losses which may have been sustained with respect to the Pooled Investment Funds, as applicable, in accordance with such procedures as may be established by the Administrator for appropriate record-keeping.

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


6.04.  Allocation of Shares of Stock
       -----------------------------

       (a) Shares of stock purchased by the Trustee for investment in the Stock Funds since the preceding Valuation Date (excluding any shares of stock purchased to satisfy investment transfer requests in accordance with Plan section 5.04) shall be allocated to each Member's account within the Stock Funds, on the basis of the ratio of the cash balance of each such account as of the Valuation Date to the total cash balances in all such accounts at such time. Concurrent with the allocation of such purchased shares, the cash balance in each account will be correspondingly reduced based on the average purchase price paid by the Trustee for such shares.

       (b) Shares acquired by dividends, stock splits or other such divisions shall be allocated to the Member's Account on the basis of the ratio of the number of shares of stock in each such Account as of the Valuation Date coincident with the ex-dividend date of such dividend, split, or other division, to the total number of shares of stock in all separate Accounts at such time. Tender or exchange rights will be processed as described in Plan section 5.09.

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


                                  ARTICLE VII

                           VESTING AND DISTRIBUTIONS
                           -------------------------

7.01.  Plan Termination, Death, Permanent and Total Disability, Retirement
       -------------------------------------------------------------------

       In the event of termination of the Plan or a Member's termination of employment by reason of death, qualification for Permanent and Total Disability or retirement, the value of the Member's Matching and Discretionary Accounts shall be one hundred percent (100%) vested. Except as provided in Plan section 7.04, the Plan shall pay to the Member or his Beneficiary, as the case may be, the total value of the Member's Account in a single payment as soon as administratively practicable after his termination of employment. The total value of the Member's Account shall be determined as of the Valuation Date coincident with or immediately preceding the date of distribution. Cash distributions in lieu of stock shall be made as soon as administratively feasible following the applicable settlement date. Notwithstanding the foregoing, a distribution under this Plan section shall not be made if restricted by Plan section 7.07.

7.02.  Other Separation
       ------------------

       (a) In the event of termination of employment for reasons other than death, retirement or qualification for Permanent and Total Disability, the Plan shall pay to the Member the value of his After-Tax, Pre-Tax, and Rollover Accounts plus the value arising from the vested portion of his Matching and Discretionary Accounts. Except as provided in Plan section 7.04, the Plan shall pay to the Member the value of his vested Account described in the preceding sentence in a single payment as soon as administratively practicable after his termination of employment. The value of the Member's vested Account shall be determined as of the Valuation Date coincident with or immediately preceding the date of distribution. Cash distributions in lieu of stock shall be made as soon as administratively feasible following the applicable settlement date.

       (b) A distribution cannot be made pursuant to this Plan section or Plan section 7.01, if, at the time of the distribution, the Member is again employed by the Company, unless the distribution is by reason of Plan termination (provided such distribution is not restricted by Plan section 7.07).

       (c) Matching and Discretionary Accounts become vested according to the following table:

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


                  Completed                    Vested Percentage
              Years of Service                    of Accounts
              ----------------                    -----------

                 Less than 3                           0%
              3 but less than 4                       60%
              4 but less than 5                       80%
                  5 or more                          100%

A Member shall also be fully vested in his Matching and Discretionary Accounts upon attainment of Normal Retirement Age while in the active employ of the Company.

     Anything in this Plan section to the contrary notwithstanding, any Member who is an employee of Albemarle Corporation or Albemarle Corporation subsidiary Imi-Tech Corporation on September 30, 1994, and whose employment is terminated as a result of the sale of Imi-Tech Corporation to ALLCO Acquisition Co. or who becomes an employee of ALLCO Acquisition Co. subsidiary Imi-Tech Corporation as of October 1, 1994 shall be fully vested in his Matching and Discretionary Accounts as of September 30, 1994.

     In addition, any Member whose employment with Albemarle Corporation is terminated as a result of the sale of certain assets of Albemarle Corporation to Amoco Corporation, and who was employed by Amoco Corporation immediately following his termination of employment with Albemarle Corporation as a result of the sale to Amoco Corporation, shall be fully vested in his Matching and Discretionary Accounts.

     In addition, any Member whose employment with Albemarle Corporation is terminated as a result of the sale of assets of Albemarle Corporation's polysilicon electronic materials business located in Pasadena, Texas to MEMC Pasadena, Inc. ("MEMC Pasadena"), and who was employed by MEMC Pasadena immediately following his termination of employment with Albemarle Corporation as a result of the sale to MEMC Pasadena, shall be fully vested in his Matching and Discretionary Accounts.

     (d) If a Member terminates employment with the Company and is reemployed as an Employee, the following rules apply:

          (1) If a Member is reemployed after incurring a Break in Service but before incurring five (5) consecutive one-year Breaks in Service, his vested interest in his Matching and Discretionary Accounts is determined based on his Years of Service before the Break in Service and his Years of Service after the Break in Service.

          (2) If a Member is reemployed after incurring five (5) or more consecutive one-year Breaks in Service, all Years of Service after such Breaks in Service shall be disregarded for purposes of determining such Member's vested interest in his pre-break Matching and Discretionary Accounts. For purposes of determining such Member's

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


     vested interest in his post-break Matching and Discretionary Account, he retains his Years of Service for his service before the Breaks in Service only if he had a vested interest in his Matching or Discretionary Account at the time of his termination of employment.

     (e) If a Member terminates his employment and does not receive a distribution, the non-vested portion of his Matching and Discretionary Account will be retained in the Plan until such time as such Member first incurs five
(5) consecutive one-year Breaks in Service, at which time such non-vested portion shall be forfeited. Until forfeited, a Member's vested interest in such Accounts at any subsequent date shall be determined according to the following formula

                               (P) (AB + D) - D

where P is his vested percentage as of the date of determination; AB equals his total Account balance as of the date of determination; and D is the amount of any distribution he received at his earlier separation from service.

     (f) If a Member terminates employment and receives a distribution, the non-vested portion of his Matching and Discretionary Accounts will be forfeited as of the Valuation Date coincident with or immediately following the date of distribution. If the Member is later reemployed and resumes participation in the Plan, the value of the non-vested portion of his Matching and Discretionary Account that was forfeited pursuant to this subsection (f) will be reinstated to its value as of the date of forfeiture, without adjustment for any subsequent gains or losses of the Trust Fund, if the Member repays in cash in a lump sum the entire amount distributed to him before the earlier of five (5) years after the Member's reemployment date or the date he incurs five (5) consecutive one-year Breaks in Service following the date of distribution. If the Member's Account is not reinstated, then all Years of Service prior to such Breaks will be disregarded.

     (g) In the case of a terminated Member whose vested interest in his Matching and Discretionary Account is zero, such Member shall be deemed to have received a distribution of such vested Account balance and the Member's non-vested Matching and Discretionary Account balance shall be forfeited as of the Valuation Date coincident with or immediately following the Member's termination of employment.

     (h) The value of the portion of a Matching or Discretionary Account that is forfeited shall be determined as of the Valuation Date coincident with or immediately preceding the date such forfeitures are credited against Company Matching Contributions due under Plan section 3.08.

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


7.03.  Timing of Distributions
       -----------------------

       (a) If, as of the applicable Valuation Date, the value of the vested portion of a terminated Member's Account exceeds $3,500 (or has exceeded $3,500 at the time of any prior distribution), then on his Information Date, the participant shall be given a written notice (by first class mail or personal delivery), which describes the form of benefit payment under Plan section 7.01 or 7.02 and the Member's right to defer receipt of the distribution until it is no longer immediately distributable. Effective January 1, 1998, $3,500 is replaced with $5,000 in the preceding sentence for Members who terminate on or after January 1, 1998, or for former Members whose vested Account balance did not exceed $5,000 on January 1, 1998. After his Information Date, a Member must consent in writing to receive a distribution pursuant to Plan section 7.01 or 7.02.

       (b) Except as provided in the following sentences, a Member's Annuity Starting Date is a date that is at least thirty (30) days but not more than ninety (90) days after his Information Date. A Member may affirmatively elect to waive the minimum thirty (30) day period, provided that he receives adequate information describing his right to a thirty (30) day election period and may revoke such affirmative election until his Annuity Starting Date.

       (c) On his Information Date, a Member shall be given a written notice (by first class mail or personal delivery), which describes the following: (i) the form of benefit payment under Plan section 7.01 or 7.02; (ii) the Member's right to defer receipt of the distribution until such time as his Account is distributable without his consent; and (iii) the Member's right to a period of thirty (30) days after receipt of the notice to consent to a distribution (and, if applicable, to elect a particular distribution option). After receipt of the notice required by this subsection, the terminated Member must consent in writing to receive a distribution. Such distribution may commence fewer than thirty (30) days after the Information Date provided the Member elects in writing to receive such distribution.

       (d) If, after his Information Date, the terminated Member does not consent to receive a distribution pursuant to Plan section 7.01 or 7.02, the distribution of his Account will be postponed until the date on which the Account is no longer immediately distributable. A Member's Account is immediately distributable prior to the earlier of (i) the Member's attainment of age sixty-five (65) or (ii) his death. The terminated Member's postponed distribution account will be held as part of the Trust Fund and will participate in the income, gains, and losses of the Trust on a proportionate basis.

       (e) Elections under Plan section 7.01 or 7.02 shall be made in writing to the Administrator during the ninety (90) day period ending on the later of the Member's Annuity Starting Date or the date he receives the information described in subsection (a), and shall take effect as of the Member's Annuity Starting Date. After the Annuity Starting Date, no further elections, changes in elections, or revocations of elections are permitted.

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


7.04.  Qualified Domestic Relations Order Distributions
       ------------------------------------------------

       (a) The Administrator must establish reasonable written procedures for determining the qualified status of a domestic relations order and for administering payments under a Qualified Domestic Relations Order. The Administrator must promptly notify the Member and each Alternate Payee of the receipt of a domestic relations order and of the procedures for determining its qualified status. Within a reasonable period after it receives a domestic relations order, the Administrator must determine whether the order is a Qualified Domestic Relations Order and notify the Member and each Alternate Payee of such determination.

       (b) No amounts will be distributed by withdrawal or Plan loan to the Member to whom a domestic relations order relates after the date on which the Administrator receives the order (or a modification of an order) for determination as a Qualified Domestic Relations Order and before the earlier of
(i) the expiration of the eighteen-month period beginning on that date; (ii) the date on which the Administrator determines that the order (or a modification of an order) is a Qualified Domestic Relations Order; or (iii) the date the parties notify the Administrator that they no longer intend to pursue a Qualified Domestic Relations Order with respect to the Member's Account. The Administrator must separately account for the amounts that would have been payable to the Alternate Payee during the period described above if the order had been determined to be a Qualified Domestic Relations Order.

       (c) The following provisions apply to amounts that are subject to a domestic relations order that is determined to be a Qualified Domestic Relations Order.

           (1) Notwithstanding any Plan provision to the contrary, the Alternate Payee shall receive payment of the amount awarded to him under the Qualified Domestic Relations Order as soon as practicable after the date of entry of the order, provided, however, that the amount paid to the Alternate Payee pursuant to the Qualified Domestic Relations Order shall not exceed the vested portion of the Member's Account, valued as of the Valuation Date coincident with or immediately preceding the date of entry of the order. The Qualified Domestic Relations Order may not specify a date of payment to the Alternate Payee that is later than the payment date specified under this subparagraph. Payment of amounts with respect to a Member who has not yet terminated employment is not to be considered to violate the prohibition on providing increased benefits in the Plan's definition of a Qualified Domestic Relations Order.

           (2) Payments made on behalf of the Alternate Payee shall be made in accordance with Plan section 7.05.

           (3) Unless otherwise specified in the Qualified Domestic Relations Order, payment to the Alternate Payee shall be charged pro rata against the Member's Accounts under the Plan, including earnings thereon.

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


          (4) If the Alternate Payee dies before receiving his interest in accordance with subparagraph (1), if any, in the Plan and unless otherwise specified in the Qualified Domestic Relations Order, such interest shall be paid to the first surviving class of the following successive preference beneficiaries as provided in Plan section 1.11: the Alternate Payee's (i) widow or widower; (ii) surviving children equally;
       (iii) surviving parents equally; (iv) surviving brothers and sisters equally; or (v) the executor(s) or administrator(s) of the Alternate Payee's estate. Payment shall be made to the Alternate Payee's beneficiary or beneficiaries as soon as practicable after the Valuation Date coincident with or immediately following his date of death.

          (5) If the Member dies before the Alternate Payee and before the Alternate Payee has received payment of his interest in this Plan in accordance with subparagraph (1) and unless otherwise specified in the Qualified Domestic Relations Order, the Alternate Payee shall be entitled to receive amounts from the Plan only to the extent that he is designated as the Member's surviving spouse. Payment shall be made to the Alternate Payee as soon as practicable after the Valuation Date coincident with or immediately following the date of death of the Member.

7.05.  Form of Distribution
       --------------------

       Except as may otherwise be provided in Plan sections 7.06 and 7.07, payments from the Plan shall be in cash; provided, however, that a Member, Beneficiary or Alternate Payee may, to the extent possible, designate all or part of any distribution from the Albemarle Stock Fund, the Ethyl Stock Fund and the Tredegar Stock Fund to be paid in whole shares of stock.

7.06.  Withdrawals
       -----------

       A Member may elect to withdraw cash amounts or shares of stock from his After-Tax Account, his Rollover Account and his Pre-Tax Account as provided below. A Member may elect to withdraw amounts from his After-Tax Account pursuant to subsection (a)(1) or his Pre-Tax Account pursuant to subsection
(b)(1) only once in each calendar month. Amounts allocated to a Member's Matching and Discretionary Accounts may not be withdrawn. Amounts reclassified under Plan section 4.08(b) may be withdrawn only pursuant to subsection (b).
The withdrawal amount shall be paid to the Member as soon as practicable after the date such withdrawal is requested. A Member's request for a withdrawal must specify the order of payment from the Investment Funds. The Member's affected Accounts shall be valued as of the Valuation Date coincident with or immediately preceding the date amounts are paid to the Member. The Company may from time to time prescribe minimum notice periods and closing dates (for administrative convenience) for any withdrawal requests under this Plan section on a uniform and nondiscriminatory basis with respect to all similar situated Members.

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


     (a)  After-Tax Account Withdrawals
          -----------------------------

          (1)  Partial withdrawals.  A Member may, without penalty, withdraw up
               -------------------
     to seventy-five percent (75%) of the value of his After-Tax Account (except for amounts that were reclassified under Plan section 4.08(b)) as of the last Valuation Date of the immediately preceding Plan Year, determined as follows;

               (A) with respect to amounts invested in the Investment Funds, the Member shall specify the dollar amount to be withdrawn, and

               (B) with respect to amounts invested in the Stock Funds, the Member shall specify the number of shares of stock to be withdrawn or sold. If the total value of the shares specified to be withdrawn or the cash proceeds from the shares specified to be sold exceeds the amount of withdrawable contributions, the excess shall be added to the Member's Account in the appropriate Investment Fund pro rata on the basis of the values of the shares of stock in that Fund.

     If the total value of the cash and shares specified to be withdrawn or the total value of the cash and cash proceeds from the shares specified to be sold exceeds the amount of withdrawable contributions, the excess shall be treated as attributable to the value of the shares withdrawn or sold from the Stock Funds, as applicable, and such excess shall be added to the Member's Account in the appropriate Investment Fund pro rata on the basis of the value of the shares of stock withdrawn or sold.

          (2) Total withdrawals. If a Member elects to withdraw an amount in excess of that available under paragraph (1), he must withdraw completely the net proceeds in his After-Tax Account determined as follows:

               (A) with respect to amounts invested in the Investment Funds, the total cash amount allocated to the Member's Account; plus

               (B) with respect to amounts invested in the Stock Funds, the total number of shares and cash allocated to the Member's separate account. A Member may elect to have the total number of shares allocated to his separate account in each specified Investment Fund sold and withdraw the net proceeds realized from the sale of such shares together with such cash allocated to the account.

     At the beginning of the Payroll Period next following the effective date of a Total Withdrawal, the Member's contributions to the Plan shall be suspended for a period of twelve (12) months.

          (3)  Basis recovery.  A Member's After-Tax Contributions and earnings
               --------------
     under the Plan are to be treated as a separate contract under Code section 72(d).

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


     (b)  Other Withdrawals
          -----------------

          (1)  Post-age 59 1/2 withdrawals.  The Member may, without penalty,
               ---------------------------
     withdraw all or any part of his Pre-Tax or After-Tax Account as of any Valuation Date following his attainment of age fifty-nine and one-half (59 1/2). Withdrawals shall be in cash except the Member may elect to withdraw whole shares of stock, to the extent possible, from the Stock Funds, as specified.

          (2)  Hardship withdrawals.  By filing the prescribed form with the
               --------------------
     Employee Benefits Section and upon proof of hardship, as defined below, a Member may withdraw an amount no greater than the total of his previously unwithdrawn Pre-Tax Contributions, allocated to his Pre-Tax Account and his After-Tax, and Rollover Accounts or the current value of his Pre-Tax Account and his After-Tax, and Rollover Accounts, if less. Withdrawals shall be in cash except that the Member may elect to withdraw whole shares of stock, to the extent possible, from the Stock Funds, as specified. If the total value of the cash and shares specified to be withdrawn or the total value of the cash and cash proceeds from the shares specified to be sold exceeds the amount of the requested withdrawal, the excess shall be treated as attributable to the value of the shares withdrawn or sold from the Stock Funds, as applicable, and such excess shall be added to the Member's Account in the appropriate Investment Fund pro rata on the basis of the value of the shares of stock withdrawn or sold. Hardship, for purposes of this subsection, means an immediate and heavy financial need of a Member that cannot be satisfied from other resources that are reasonably available to the Member. The following events constitute immediate and heavy financial need:

               (A) medical expenses described in Code section 213(d) previously incurred by the Member, the Member's spouse or any dependents of the Member (as defined in Code section 152) or as necessary for these persons to obtain medical care described in Code section 213(d);

               (B) costs directly related to the purchase (excluding mortgage payments) of a principal residence of the Member;

               (C) payment of tuition, related educational fees and room and board for the next twelve (12) months of post-secondary education for the Member, his spouse, children or dependents;

               (D) payments necessary to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence; or

               (E) additional events as approved by the Secretary of the Treasury in regulations.

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


          (3) A distribution pursuant to this subsection must not be in excess of the amount of the immediate and heavy financial need of the Member, provided, however, that such distribution may include amounts necessary to
     --------  -------
     pay any federal, state or local income tax or penalties reasonably anticipated to result from the distribution.

          (4) A hardship distribution pursuant to this subsection cannot be made unless the following requirements are met:

               (A) the Member has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Company;

               (B) the Member's Pre-Tax and After-Tax Elections under this Plan (and any other plan maintained by the Company as provided in Treasury Regulation section 1.401(k)-1(d)(2)(iv)(B)) will be suspended for twelve (12) months after receipt of the hardship distribution; and

               (C) the Member may not have Pre-Tax Contributions allocated to his Account for the Member's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code section 402(g) for such next taxable year less the amount of such Member's Pre-Tax Contribution allocations for the taxable year of the hardship distribution.

          (5) Any period of suspension required by paragraph (C) and any other period of suspension required by the Plan will run concurrently.

          (6) After the Administrator has determined the amount of a distribution that can be made pursuant to this subsection, the Administrator will direct the withdrawal as follows:

               (A) with respect to such amounts invested in the Pooled Investment Fund, the Administrator shall specify the dollar amount to be withdrawn; and

               (B) with respect to such amounts invested in the Stock Funds, the Administrator shall specify the number of shares to be sold such that net proceeds from such sale of shares equals the dollar amount that may be withdrawn.

     (c) Rollover Account Withdrawals. Except as provided in the next sentence, a Member may withdraw all or any part of his Rollover Account. Withdrawals shall be in cash except that the Member may elect to withdraw whole shares of stock, to the extent possible, from the Stock Funds, as specified. If the total value of the cash and shares specified to be withdrawn or the total value of the cash and cash proceeds from the shares specified to be sold exceeds the amount of the requested withdrawal, the excess shall be treated as attributable to the value of the shares withdrawn or sold from the Stock Funds, as applicable, and such excess shall be added to

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


Member's Account in the appropriate Investment Fund pro rata on the basis of the value of the shares of stock withdrawn or sold.

      (d) Disability withdrawals. A Member who is determined to have a Permanent and Total Disability may make withdrawals from his Account pursuant to the provisions of subsection (a).

7.07. Pre-Tax Account Distribution Restrictions
      -----------------------------------------

      Except for payments to an Alternate Payee under a Qualified Domestic Relations Order, a distribution from a Member's Pre-Tax Account, from amounts reclassified under Plan section 4.08(b), and from that portion of a Member's Rollover Account that is attributable to amounts that were subject to the distribution restrictions of Code section 401(k) at any time prior to their transfer to the Plan is not permitted until after one of the following events have occurred:

      (a)  the Member has died;

      (b) the Member has become disabled (either Totally or Permanently Disabled, or disabled within the meaning of Code section 72(m)(7) or under any other definition of disability consistent with Code section 401(k)(2)(B));

      (c) the Member has retired or otherwise terminated employment with the Company;

      (d)  the Member has incurred a hardship according to Plan section 7.06;

      (e)  the Member has attained age fifty-nine and one-half (59 1/2);

      (f) the Plan terminates without the establishment or maintenance of another Defined Contribution Plan (other than an employee stock ownership plan) or a plan as described in Code section 401(k)(10)(A)(i) and applicable Treasury regulations thereunder;

      (g) a Member's employer disposes of substantially all of its assets used in its trade or business and that Member continues employment with the business that acquires the assets; or

      (h) a corporation disposes of its interest in the Member's employer, which is a subsidiary of the selling corporation within the meaning of Code section 409(d)(3), and the Member continues his employment with the employer.

A distribution cannot be made pursuant to an event described in paragraph (f),
(g) or (h) unless distribution would be a lump sum distribution under Code section 402(d)(4), without regard to clauses (i), (ii), (iii), and (iv) of subparagraph (A), subparagraph (B), or subparagraph (F) thereof and, with respect to paragraphs (g) and (h), the transferor corporation continues to maintain the Plan after the disposition.

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


7.08. Direct Rollovers
      ----------------

      (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Plan section, a Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

      (b)  Definitions

           (1) Eligible Rollover Distribution means any distribution or withdrawal of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include (i) any distribution or withdrawal that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; (ii) any distribution or withdrawal to the extent such distribution or withdrawal is required under Code section 401(a)(9); (iii) the portion of any distribution or withdrawal that is not includible in gross taxable income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); (iv) returns of elective deferrals pursuant to Treasury Regulation section 1.415-6(b)(6)(iv); (v) returns of Excess Pre-Tax Contributions, Excess Deferrals and Excess Aggregate Contributions pursuant to Treasury Regulation sections 1.401(k)-1(f)(4), 1.402(g)-1(e)(3) and 1.401(m)-1(e)(3) and the
      income allocable to those corrective payments; (vi) dividends paid on employer securities as described in Code section 404(k); and (vii) similar items designated by the Commissioner of the Internal Revenue.

           (2) Eligible Retirement Plan means an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified plan (as described in Code section 401(a)), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

           (3) Direct Rollover means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

           (4) Distributee means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order are Distributees with regard to the interest of the spouse or former spouse.

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


      (c) The Administrator may impose restrictions on Direct Rollovers consistent with applicable Treasury regulations, including but not limited to, the requirement that a Distributee may elect a Direct Rollover only with respect to an Eligible Rollover Distribution that exceeds two hundred dollars ($200).

      (d) The Administrator shall provide to each Member who is entitled to make an Eligible Rollover Distribution a notice that satisfies Code section 402(f) at least thirty (30) but not more than ninety (90) days before the Member's Annuity Starting Date. A Member may affirmatively elect to waive the minimum thirty (30) day period, provided that he receives adequate information describing his right to a thirty (30) day election period.

7.09. Loans
      -----

      (a) A Member who has become entitled to a benefit under the Plan may request a loan from the Trust Fund in accordance with the rules and procedures set forth in this section.

          (1) Loans shall be made available to all active Members on a reasonably equivalent basis.

          (2) Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Members.

          (3) Loans shall bear a reasonable rate of interest. The interest rate shall be determined by the Administrator based on a rate of return commensurate with the prevailing interest rate charged on similar commercial loans by persons in the business of lending money.

          (4) Loans shall be adequately secured with assets of the Member's Account.

          (5) Loans shall be available only from a Member's After-Tax, Pre-Tax and Rollover Accounts.

     (b) Any loan to a Member, when added to the outstanding balance of all other loans from the Plan to such Member, shall not exceed the least of:

          (1) $50,000, reduced by the excess (if any) of the highest outstanding balance of loans from the Plan during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or

          (2) fifty percent (50%) of the then nonforfeitable portion of the Member's Account, valued as of the Valuation Date coincident with or immediately preceding approval of the loan request, or

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


          (3) the total value of the Member's After-Tax, Pre-Tax and Rollover Accounts, valued as of the Valuation Date coincident with or immediately preceding approval of the loan request.

An assignment or pledge of any portion of the Member's interest in the Plan will be treated as a loan under this Plan section.

     (c) No loan shall be made to a Member for an amount less than $1,000. No loan shall be made to a Member who has an outstanding loan balance under this Plan. Any loan to a Member shall be required to be repaid through payroll deductions.

     (d) Any loan to a Member, by its terms, shall require that repayment (principal and interest) be amortized in level payments, made not less frequently than quarterly, over a period not to exceed five years.

     (e) A Member's loan shall be evidenced by such documents as are required to establish the loan and assign the applicable portion of his interest in the Plan as security for the loan.

     (f) A Member's loan shall be in default if any loan payment is not made before the last day of the calendar quarter following the calendar quarter in which the loan payment was due. In the event of default, the Administrator shall reduce the Member's vested Account balance by the remaining principal and interest on his or her loan. However, the Administrator shall not be required to commence such action immediately upon default. The Administrator may delay the enforcement of the security interest until a distributable event occurs, provided that such delay will not cause the loss of principal or interest to the Plan.

     (g) Except as may be provided under any Administrators rules, a Member's loan shall immediately become due and payable if such Member terminates employment for any reason. If such Member terminates employment, the Administrator shall immediately request payment of principal and interest on the loan. If the Member refuses payment following termination, the Administrator shall reduce the Member's vested Account balance by the remaining principal and interest on his or her loan. If a Member's vested Account balance is less than the amount due, the Administrator shall take whatever steps are necessary to collect the balance due directly from the Member.

     (h) To the extent it is consistent with other provisions of the Plan, all loans made under this Plan section are considered directed investments of the borrowing Member's Account. As such, all repayments of principal and interest made by the Member shall be credited only to the Member's Account.

     (i) The Administrator may adopt and announce additional loan rules not inconsistent with the provisions of this Plan section.

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


7.10.  Federal Income Tax Withholding
       ------------------------------

       Members shall be provided with proper notice and election forms for the purpose of withholding Federal income tax from distributions and withdrawals from the Plan in accordance with Code section 3405.

7.11.  Special Rules for Former Amoco Employees
       ----------------------------------------

       Special provisions apply to distributions and withdrawals for Members who are former employees of Amoco Petroleum Additives Company and its affiliates. Such provisions are set forth in Exhibit II.

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


                                 ARTICLE VIII

                                  LIMITATIONS
                                  -----------

8.01. Maximum Contribution Limitations
      --------------------------------

      (a) Annual Additions to a Member's Account when combined with his Annual Additions under any other Defined Contribution Plan maintained by the Company or an Affiliate, may not exceed the applicable limits of Code section 415 described in this Plan section.

      (b) Effective for Limitation Years that begin after December 31, 1982, Annual Additions to a Member's Account for a Limitation Year may not exceed the lesser of (1) or (2) following:

           (1) the greater of $30,000 or one-fourth of the dollar limitation on annual benefits under Code section 415(b)(1)(A) for that Limitation Year.

           (2) twenty-five percent (25%) of the Member's Earnings (as defined under the provisions of the Ethyl Plan or the Plan, as applicable) for the Limitation Year.

     (c) For purposes of applying the limitations of this Plan section, all Defined Contribution Plans (whether or not terminated) of the Company or an Affiliate are treated as one Defined Contribution Plan. An individual medical account, as defined in Code section 401(h)(6) and referred to in Code section 415(l)(1), will be treated as a Defined Contribution Plan. With respect to key employees, as defined in Code section 419A(d)(3), a welfare fund, as defined in Code section 419(e), maintained by the Company or an Affiliate will be treated as a Defined Contribution Plan.

     (d) No allocation or other addition to a Member's Account is permitted under this Plan that would result in total Annual Additions under all Defined Contribution Plans of the Company or an Affiliate for that Member exceeding the Member's maximum Annual Addition for the applicable Limitation Year. To the extent that an allocation or addition pursuant to this Plan intended for one Member's Account cannot be allocated or added to that Account, it is treated as a mistake-of-fact contribution if that is allowed by law, and to the extent that the allocation or addition cannot be so treated without adverse consequences to the Plan or Trust, it is allocated or distributed according to subsection (e).

     (e) Each Member's maximum Annual Addition or benefit for this Plan and all other Defined Contribution or Defined Benefit Plans of the Company or an Affiliate are absorbed on a dollar-for-dollar basis by this Plan and other Defined Contribution or Defined Benefit Plans of the Company or an Affiliate according to the hierarchy established by the Company. Excess Annual Additions shall be placed in a suspense account, and used to offset (reduce) Company and Member Contributions in later Limitation Years. To the extent that a Member's Excess

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


Annual Additions are attributable to his Pre-Tax Contributions or After-Tax Contributions, those Pre-Tax Contributions or After-Tax Contributions may be returned to the Member in the Limitation Year in which they are determined to be Excess Annual Additions and will reduce that Member's Excess Annual Additions. If Pre-Tax Contributions or After-Tax Contributions are returned to a Member pursuant to this Plan section, such Pre-Tax Contributions or After-Tax Contributions will be disregarded for purposes of the limitations on such contributions under Plan sections 3.02, 3.07 and 3.11. For any Limitation Year in which a suspense Account exists according to this subparagraph, the suspense account is credited with investment gains and losses as if it were a Member's Account. If a suspense account exists according to the provisions of this subparagraph when the Plan terminates, the suspense account shall be treated as not being part of the assets of the Plan and shall be returned to the Company.

8.02.  Multiple Plan Participation
       ---------------------------

       (a) This Plan section does not apply to Limitation Years beginning on and after January 1, 2000.

       (b) Effective for Limitation Years that begin after December 31, 1982, if a Member is a participant in both a Defined Benefit Plan and a Defined Contribution Plan maintained by the Company or an Affiliate, the sum of a Member's Defined Benefit Plan Fraction and his Defined Contribution Plan Fraction for any Limitation Year may not exceed 1.0.

            (1) For purposes of this paragraph, a Member's Defined Benefit Plan Fraction for any Limitation Year is a fraction

                 (A) the numerator of which is his Projected Annual Benefit under such Defined Benefit Plans (determined as of the close of the Limitation Year), and

                 (B)  the denominator of which is the lesser of

                      (i) the product of 1.25 multiplied by the dollar limitation in effect under Code section 415(b)(1)(A) for that year, or

                      (ii) the product of 1.4 multiplied by the amount that may
                 be taken into account under Code section 415(b)(1)(B) for that Member for that year.

            (2) For purposes of this paragraph, a Member's Defined Contribution Plan Fraction for any Limitation Year is a fraction

                 (A) the numerator of which is the sum of his Annual Additions under such Defined Contribution Plans as of the close of the Limitation Year for that and all prior Limitation Years, and

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


               (B) the denominator of which is the sum of the lesser of the following amounts determined for that Limitation Year and for each prior year of service with Ethyl Corporation, the Company or an
          Affiliate:

                    (i) the product of 1.25 multiplied by the dollar limitation in effect under Code section 415(c)(1)(A) (determined without regard to (c)(6)) for that year, or

                    (ii) the product of 1.4 multiplied by the amount that may be taken into account under Code section 415(c)(1)(B) for that Member under such plans for that year.

               (C) If a plan satisfied the requirements of Code section 415 for the last Limitation Year beginning before January 1, 1983, according to regulations promulgated pursuant to section 235(g)(3) of the Tax Equity and Fiscal Responsibility Act of 1982, an amount is subtracted from the numerator of the Defined Contribution Plan Fraction (not exceeding that numerator) so that the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction computed under subsection (b) does not exceed 1.0 for that year.

     (c) The Company may elect to calculate the Defined Contribution Plan Fraction for any Limitation Year ending after December 31, 1982, in accordance with the following paragraphs:

          (1) The amount taken into account in the denominator with respect to each Member for all Limitation Years ending before January 1, 1983, is an amount equal to the product of

               (A) the amount determined under Code section 415(e)(3)(B) (as in effect for the Limitation Year ending in 1982) for the Limitation Year ending in 1982, multiplied by

               (B)  the Transition Fraction.

          (2) For purposes of this subsection, Transition Fraction means a fraction (i) the numerator of which is the lesser of $51,875, or 1.4 multiplied by twenty-five percent (25%) of the Member's Earnings (as defined under the provisions of the Ethyl Plan or the Plan, as applicable) for the Limitation Year ending in 1981, and (ii) the denominator of which is the lesser of $41,500, or twenty-five percent (25%) of the Member's Earnings (as defined under the provisions of the Ethyl Plan or the Plan, as applicable) for the Limitation Year ending in 1981.

     (d) Projected Annual Benefit means the total of each Annual Benefit to which the Member would be entitled under the terms of Defined Benefit Plans maintained by the Company

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


or an Affiliate in which the Member is a participant (assuming that the Member continued employment until each such plan's normal retirement age or current age, if later; that Earnings continued at the same rate as in effect in the Limitation Year under consideration until those normal retirement ages or dates; and that all other relevant factors used to determine benefits under each plan remained constant as of the current Limitation Year for all future Limitation Years).

     (e) For purposes of applying the limitations of this Plan section, all Defined Benefit Plans (whether or not terminated) of the Company or an Affiliate are treated as one Defined Benefit Plan, and all Defined Contribution Plans (whether or not terminated) of the Company or an Affiliate are treated as one Defined Contribution Plan. An individual medical account, as defined in Code section 401(h)(6) and referred to in Code section 415(l)(1), will be treated as a Defined Contribution Plan. With respect to key employees, as defined in Code section 419A(d)(3), a welfare fund, as defined in Code section 419(e), maintained by the Company or an Affiliate will be treated as a Defined Contribution Plan.

     (f) If the sum of any Member's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction, after the application of Plan section 8.01, would exceed the allowances of this Plan section for any Plan Year, the Company must first freeze the rate of benefit accrual under Defined Benefit Plans maintained by the Company or an Affiliate with respect to that Member and next, if necessary, adjust the amount of current and future Annual Additions to Defined Contribution Plans maintained by the Company or an Affiliate on behalf of that Member so that the sum of those fractions does not exceed his maximum allowance.

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


                                   ARTICLE IX

                                 ADMINISTRATION
                                 --------------

9.01. Appointment of Named Fiduciary and Administrator
      ------------------------------------------------

      Albemarle Corporation shall be the Administrator and Named Fiduciary of the Plan and shall be responsible for the operation and administration of the Plan except to the extent its duties are allocated to and assumed by persons or entities hereunder.

9.02. Administrator
      -------------

      (a) To the extent required by law, the Administrator shall establish a funding policy and method to carry out the objectives of the Plan.

      (b) The Administrator shall prepare such reports at such times and file such reports at such places as may be required by Federal statutes and regulations.

      (c) Upon written request of any Member or Beneficiary receiving benefits under the Plan, the Administrator shall furnish him a copy of the latest updated summary plan description, latest annual report and a copy of the Plan. The Administrator may make a reasonable charge for the costs of furnishing such copies.

      (d) The Administrator shall maintain, on a plan or calendar year basis, employee and other such records as are necessary for the successful operation of the Plan and shall supply such full and timely information for all matters relating to the Plan as the Committee or Trustee may require for the effective discharge of their respective duties.

      (e) The Administrator shall establish rules and procedures to be followed by Members and Beneficiaries in applying for benefits and for furnishing and verifying all data which may be required in order to establish their rights to benefits in accordance with the Plan. Upon receipt of an application for benefits, the Administrator shall determine all facts which are necessary to establish the right of an applicant to benefits and the amount thereof. All approved benefits shall be paid at the direction of the Administrator. Such payments shall be made in accordance with the Administrator's written directions setting forth the amount of such payments and the specific manner in which such payments are to be made. In carrying out its duties hereunder, the Administrator shall at all times rely on the construction and specific interpretations of the Plan as determined by the Committee.

9.03. Trustee
      -------

      The Board of Directors of Albemarle Corporation shall have the power to appoint one or more Trustees, to remove a Trustee at its discretion upon sixty
(60) days' written notice unless a shorter period is agreed to, to appoint a successor to any Trustee who has resigned, has been

                        Savings Plan For The Employees
                           Of Albermarle Corporation
               As Amended and Restated Effective January 1, 2001


removed, or has ceased to serve for any other reason, and to appoint a co-Trustee with the consent of the Trustee then serving. The Trustee may resign at any time upon sixty (60) days' written notice to the Company unless a shorter period is agreed to. The appointment of any Trustee or co-Trustee shall become effective upon the Trustee's or co-Trustee's acceptance of the appointment in writing. Each Trustee shall hold and invest the assets of the Plan under a Trust established pursuant to a Trust Agreement between the Company and the Trustee. Each Trustee shall further carry out all duties assigned to it by the Plan or the applicable Trust Agreement. The Company shall promptly notify any insurance company from which policies or contracts have been purchased of any change in the Trustee.

9.04.  Employee Savings Plan Committee
       -------------------------------

       (a) An Employee Savings Plan Committee of not less than three (3) persons, who shall be employees of the Company, shall be appointed by, and shall act under the direction of, the Board of Directors of Albemarle Corporation. Albemarle Corporation reserves the right at any time to remove any member of the Committee and to fill any vacancy however caused. In discharging the duties assigned to it under this Plan section, the Committee and any other Fiduciary has the discretion to interpret the Plan, including its eligibility provisions and its provisions relating to qualification for and accrual of benefits; to determine all questions arising in the administration and application of the Plan; to review claims for benefits that have been denied; to adopt, amend and rescind rules and regulations as it deems necessary for the operation of the Plan and to make all other determinations necessary or advisable for the discharge of its duties under the Plan or assigned to it by the Board of Directors or the Administrator. Such Committee's discretionary authority is absolute and exclusive if exercised in a uniform and nondiscriminatory manner with respect to similarly situated individuals. The express grant in the Plan of any specific power to the Committee with respect to any duty assigned to it by the Plan, the Board of Directors or the Administrator must not be construed as limiting any power or authority of the Committee to discharge its duties.

       (b) The Committee shall choose a chairman from its members and may appoint a secretary to keep such records as may be necessary of the acts of the Committee. The secretary may, but need not, be a member of the Committee. The secretary may perform any and all purely ministerial acts which may be delegated to him in writing by the Committee.

       (c) The Committee may delegate to any of its members or to the secretary of the Committee authority to sign any documents on its behalf, or to perform solely ministerial acts, but such person shall not exercise any discretion over matters delegated to him without obtaining the concurrence of a majority of the members.

       (d) Except as otherwise specifically provided herein, all acts and decisions of the Committee shall be on the concurrence of a majority of the members. Any decision is effective when evidenced in writing and signed by a majority of the members.

                        Savings Plan For The Employees
                           Of Albermarle Corporation
               As Amended and Restated Effective January 1, 2001

       (e) A member of the Committee who is also a Member of the Plan shall abstain from any action which specifically affects him as a Member of the Plan other than an action which affects all Members of the Plan. In the event of abstention, matters shall be decided by the remaining members of the Committee. Nothing herein shall prevent any member of the Committee who is also a Member of the Plan from receiving any benefit to which he may be entitled, so long as the benefit is computed and paid on a basis that is consistently applied to all other Members. The Committee may engage agents to assist it in its duties, and may consult with counsel, who may be counsel for the Company, with respect to the meaning or construction of this document and its obligations hereunder, or with respect to any action, proceeding or question of law related thereto.

9.05.  Benefit Claims Review Procedure
       -------------------------------

       (a) Claims for benefits under the Plan may be submitted to the Administrator or such persons as it may designate in writing who shall have the initial responsibility for determining the eligibility of any Member or Beneficiary for benefits. Such claims for benefits shall be made in writing and shall set forth the facts which such Member or Beneficiary believes to be sufficient to entitle him to the benefit claimed. The Administrator in its discretion may adopt and require forms for the submission of claims for benefits in which case all claims for benefits shall be filed on such forms.

       (b) On receipt of a claim, the Administrator must respond in writing within ninety (90) days. If necessary, the Administrator's first notice must indicate any special circumstances requiring an extension of time for the Administrator's decision. The extension notice must indicate the date by which the Administrator expects to give a decision. An extension of time for processing may not exceed ninety (90) days after the end of the initial ninety
(90)-day period.

       (c) If the written claim for a Plan benefit is wholly or partially denied or the claimant has had no response, the claimant or his duly authorized representative, at the sole expense of the claimant, may appeal the denial within sixty (60) days of the date of the denial or the expiration of the time period provided in subsection (b) to the:

            Manager of Employee Benefits
            Albemarle Corporation
            451 Florida Boulevard
            Baton Rouge, Louisiana  70801

An adverse notice must be written in a manner calculated to be understood by the claimant and must include (i) each reason for denial; (ii) specific references to the pertinent provisions of the Plan or related documents on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why that material or information is needed; and (iv) appropriate information about the steps to be taken if the claimant wishes to submit the claim for review.

                        Savings Plan For The Employees
                           Of Albermarle Corporation
               As Amended and Restated Effective January 1, 2001



       (d)  In pursuing his appeal the claimant or his representative:

            (1)    may request in writing that the Committee review the denial;

            (2)    may review pertinent documents; and

            (3)    may submit issues and comments in writing.

       (e) The decision on review shall be made within sixty (60) days; provided that the sixty (60) day period may be extended for an additional sixty
(60) days by written notice to the claimant setting forth the reasons for the extension. The decision on review shall be made in writing, shall include specific reasons for the decision, shall be written in a manner calculated to be understood by the claimant and shall contain specific references to the pertinent Plan provisions on which the decision is based.

9.06.  Administrative Costs
       --------------------

       Except as provided in Plan section 5.04, all administrative costs of the Plan, including Trustee's fees and charges, shall be paid by the Company.

9.07.  Errors and Omissions
       --------------------

       Individuals and entities charged with the administration of the Plan must see that it is administered in accordance with its terms so long as the Plan does not conflict with the Code or ERISA. If an innocent error or omission is discovered in the Plan's operation or administration, and the Administrator determines that it would cost more to correct the error than is warranted, and if the Administrator determines that the error did not result in discrimination in operation or cause a qualification or excise-tax problem, then, to the extent that an adjustment will not, in the judgment of the Administrator, result in discrimination in operation, the Administrator may authorize any equitable adjustment it deems necessary or desirable to correct the error or omission, including, but not limited to, the authorization of additional Company contributions designed, in a manner consistent with the goodwill intended to be engendered by the Plan, to put Members in the same relative position they would have enjoyed if there had been no error or omission. Any contribution made pursuant to this Plan section is an additional Company contribution.

9.08.  Fiduciary Discretion
       --------------------

       In discharging the duties assigned to it under the Plan, each Fiduciary has the discretion to interpret the Plan; adopt, amend and rescind rules and regulations pertaining to its duties under the Plan; and to make all other determinations necessary or advisable for the discharge of its duties under the Plan. Each Fiduciary's discretionary authority is absolute and exclusive if exercised in a uniform and nondiscriminatory manner with respect to similarly situated individuals. The express grant in the Plan of any specific power to a Fiduciary with respect

                        Savings Plan For The Employees
                           Of Albermarle Corporation
               As Amended and Restated Effective January 1, 2001


to any duty assigned to it under the Plan must not be construed as limiting any power or authority of the Fiduciary to discharge its duties. A Fiduciary's decision is final and conclusive unless it is established that the Fiduciary's decision constituted an abuse of its discretion.

                        Savings Plan For The Employees
                           Of Albermarle Corporation
               As Amended and Restated Effective January 1, 2001

                                   ARTICLE X

                     AMENDMENT AND TERMINATION OF THE PLAN
                     -------------------------------------

10.01.  Amendment of the Plan
        ---------------------

        The Company shall have the right by action of the Board of Directors or any executive committee of the Board to modify, alter or amend the Plan in whole or in part to the extent allowed by law by a majority vote of its members at a meeting, by unanimous consent in lieu of a meeting or in any other manner permissible under applicable state law. In addition, the Board of Directors or any executive committee of the Board may delegate to an appropriate officer or officers or committee of the Company, all or part of the authority to amend the Plan. No amendment may increase the duties, powers and liabilities of the Trustee without its written consent and, except to the extent necessary to maintain the qualification of the Plan any such action shall not, in any way, affect adversely the benefits of individuals who have terminated their employment under the Plan prior to the effective date of such action, or of their Beneficiaries, nor shall it adversely affect amounts credited to Members prior to the effective date of such action. No amendment, modification or alteration shall have the effect of revesting in the Company any part of the principal or income of the Trust Fund.

10.02.  Termination of the Plan
        -----------------------

        The Company expects to continue this Plan indefinitely, but continuance is not assumed as an obligation and the Company reserves the right to terminate the Plan at any time by action of its Board of Directors or any executive committee of the Board in accordance with the procedures set forth in Plan section 10.01. For purposes of this Plan section, termination means an amendment to the Plan expressly terminating it, a complete discontinuance of the Company's required contributions to the Plan, or the occurrence of events based on action of the Board or otherwise, which are determined by the Internal Revenue Service to result in a termination of the Plan. On termination of the Plan (or in the event of the Internal Revenue Service's determination of a partial termination due to the happening of events which result in a termination of the Plan as it relates to a specific group or groups of Members, whether resulting by action of the Board or otherwise) the rights of the then Members, to the extent affected by such action, in their Accounts shall be nonforfeitable and distributed to the Members as provided in Plan section 7.01 (provided such distributions are not restricted by Plan section 7.07). In the event of termination of the Plan, the value of any forfeitures under Plan section 7.02 not previously credited against the Company contributions shall be distributed among the then Members of the Plan in proportion to the total value of their Matching Accounts and, under no circumstances, shall any part thereof revert to the Company.

                        Savings Plan For The Employees
                           Of Albermarle Corporation
               As Amended and Restated Effective January 1, 2001


                                   ARTICLE XI

                      MERGER AND CONSOLIDATION OF THE PLAN
                      ------------------------------------

     In the event of a merger or consolidation of the Plan with another plan or the transfer of assets or liabilities from the Plan to another plan, the balance in each Member's account immediately after such event shall be equal to the balance in his account immediately prior to such event.

                        Savings Plan For The Employees
                           Of Albermarle Corporation
               As Amended and Restated Effective January 1, 2001

                                  ARTICLE XII

                               GENERAL PROVISIONS
                               ------------------
12.01.  Qualification
        -------------

        This Plan has been created for, where applicable, the exclusive purpose of providing benefits to the Members and their Beneficiaries. The Plan shall be interpreted in a manner consistent with applicable provisions of the Code and ERISA and in effect from time to time. Except as provided in Plan section 8.01, under no circumstances shall any funds contributed to this Plan, any assets of this Plan held under the Trust Agreement, or income attributable to such assets, revert to or be used or enjoyed by the Company, nor shall any such funds, assets or income ever be used or diverted to purposes other than the exclusive benefit of the Members or their Beneficiaries. Subject to the exceptions provided in Plan section 8.01, funds contributed to the Plan by the Company shall be returned to the Company (i) within one year of the date such funds are contributed if the contribution is made by reason of a mistake of fact or (ii) to the extent of the disallowance of a tax deduction for such contribution and within one year of such disallowance, if the contribution is conditioned on its deductibility. All Company contributions hereunder are conditioned on their deductibility in full.

12.02.  No Guaranty of Employment
        -------------------------

        The Plan shall not be deemed to constitute a contract between the Company and any Member or to be consideration or an inducement for the employment of any Member of the Company. Nothing contained in the Plan shall be deemed to give any Member the right to be retained in the service of the Company or to interfere with the rights of the Company to discharge or to terminate the service of any Member at any time without regard to the effect such discharge or termination may have on any rights under the Plan.

12.03.   Payments to Minors and Incompetents
         -----------------------------------

         If a Member or Beneficiary entitled to receive any benefits hereunder is a minor or is deemed so by the Administrator or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, benefits will be paid to such person as the Administrator might designate. Such payments shall, to the extent made, be deemed a complete discharge of any liability for such payment under the Plan.

12.04.  Non-Alienation of Benefits
        --------------------------

        (a) To the extent permitted by law, no benefit payable under the Plan will be subject in any manner to anticipation, assignment, garnishment or pledge; and any attempt to anticipate, assign, garnish or pledge the same will be void and no such benefits will be made in any manner liable for or subject to the debts, liabilities, engagements or torts of any Members.

                        Savings Plan For The Employees
                           Of Albermarle Corporation
               As Amended and Restated Effective January 1, 2001


        (b) Despite any other Plan provisions to the contrary, the Administrator must comply with the terms of a Qualified Domestic Relations Order. The Plan is not liable for any payments pursuant to a domestic relations order until the Administrator has received the order and determined that it is a Qualified Domestic Relations Order.

12.05.  Headings and Subheadings
        ------------------------

        The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

12.06.  Use of Masculine and Feminine; Singular and Plural
        --------------------------------------------------

        In the construction of the Plan the masculine shall include the feminine and the singular the plural in all cases where such meanings are indicated by the context.

12.07.  Unclaimed Benefits
        ------------------

        If the Administrator, or the Trustee with the assistance of the Administrator, cannot make payment of any amount to a Member or Beneficiary within a reasonable period after such amount becomes payable because the identity or whereabouts of such individual cannot be ascertained, the Administrator, at the end of the reasonable period, will direct that the amounts which would have been payable to such Member or Beneficiary must be treated as a forfeiture. If the identity or whereabouts of a person entitled to such benefits is later determined to the satisfaction of the Administrator, the amount previously forfeited shall be reinstated and payments made accordingly.

12.08.  Beneficiary Designation
        -----------------------

        At the time of enrollment in the Plan, each Member, with the consent of his spouse pursuant to Plan section 1.11, if applicable, must designate a Beneficiary to receive settlement of his Plan Account in the event of his death during employment. A Member, with the consent of his spouse pursuant to Plan section 1.11, if applicable, may, from time to time, change a Beneficiary or Beneficiaries under the Plan. In the event that no designated Beneficiary is surviving at the time of the Member's death, settlement under the Plan will be made as provided in Plan section 1.11.

12.09.  Commencement of Payments
        ------------------------

        Except in the case of a Member who has elected to defer the distribution of his interest pursuant to Plan section 7.03, a Member's interest in the Plan shall commence being distributed to him no later than sixty (60) days after the close of the Plan Year in which occurs the later of his termination of employment or his attainment of Normal Retirement Age.

                        Savings Plan For The Employees
                           Of Albermarle Corporation
               As Amended and Restated Effective January 1, 2001



12.10.  Special Distribution Requirements
        ---------------------------------

        (a) The requirements of this Plan section must be met for all other distribution provisions in this Plan. This Plan section does not entitle a Member to a benefit under the Plan. If there is a conflict between any other Plan provisions and this Plan section, then the requirements of this Plan section control.

        (b) All distributions required under Article VII shall be determined and made in accordance with Code section 401(a)(9) and regulations promulgated thereunder, including the minimum distribution incidental death benefit rules of Proposed Treasury Regulation section 1.401(a)(9)-2.

        (c) The entire interest of a Member under the Plan must be or must begin to be distributed not later than his Required Beginning Date.

        (d) If a Member dies before distribution of his interest has been made, then any part of that interest payable to his Beneficiary must be distributed as soon as administratively possible but in no event later than five years after his death.

        (e) A distribution required by subsection (b) or (c) will be made pursuant to the provisions of Plan section 7.01.

                        Savings Plan For The Employees
                           Of Albermarle Corporation
               As Amended and Restated Effective January 1, 2001


                                  ARTICLE XIII

                            SPECIAL TOP-HEAVY RULES
                            -----------------------

     If this Plan is a top-heavy plan as determined in accordance with the rules in Code section 416(g), the requirements of Code sections 416(b), and (c) and 401(a)(17), as described in Appendix A, must be satisfied for any Plan Year in which the Plan is a top-heavy plan. In the event that any change in the Plan's benefit structure or vesting schedule occurs resulting from a change in the Plan's top-heavy status, the rules described in Code section 411(a)(10) will apply.

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


                                  ARTICLE XIV

                                ADOPTION OF PLAN
                                ----------------

     As evidence of its adoption of the Plan herein constituted, Albemarle Corporation has caused this instrument to be signed by its duly authorized officer this 8/th/ day of December, 2000 and made effective as of January 1, 2001.


                                      ALBEMARLE CORPORATION



                                      By: /s/ C. B. WALKER
                                         ---------------------------------------

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001



                                  APPENDIX A
                                  ----------

                            SPECIAL TOP-HEAVY RULES
                            -----------------------

1.   Top-Heavy Years
     ---------------

     The provisions of sections 5, 6, 7 and 8 of this Appendix A are effective only for Plan Years in which this Plan is a Top-Heavy Plan. The provisions of this Appendix A will be inoperative to the extent that final treasury regulations do not require their inclusion in the Plan.

2.   Definitions
     -----------

     (a) Aggregation Group means either a Mandatory Aggregation Group or an
         -----------------
Optional Aggregation Group. An Aggregation Group consists of two or more qualified plans maintained by the Company or an Affiliate.

     (b) Interest is defined in Appendix section 4.
         --------

     (c) Key Employee means any employee, former employee or other individual
         ------------
described in Code section 416(i)(1) or a person related according to Code section 416(i)(5) to such an individual. For purposes of Appendix section 3, an individual's status as a Key Employee is based on the Plan Year containing the Top-Heavy Determination Date. For purposes of Appendix sections 5, 6, 7 and 8, an individual's status as a Key Employee is based on the Plan Year to which those sections are being applied.

     (d) Mandatory Aggregation Group means an Aggregation Group consisting of
         ---------------------------
all Company- and Affiliate-maintained qualified plans that have a Key Employee as a participant and each other qualified plan that enables any such qualified plan to meet the requirements of Code section 401(a)(4) or 410. Any Affiliate-maintained qualified plan that terminated within the five-year period ending on the Top-Heavy Determination Date must be taken into account.

     (e) Non-Key Employee means any employee, former employee, or other
         ----------------
individual described in Code section 416(i)(2) or a person related according to Code section 416(i)(5) to such an individual. For purposes of Appendix section 3, an individual's status as a Non-Key Employee is based on the Plan Year containing the Top-Heavy Determination Date. For purposes of Appendix sections 5, 6, 7 and 8, an individual's status as a Non-Key Employee is based on the Plan Year to which those sections are being applied.

     (f) Optional Aggregation Group means a single qualified plan maintained by
         --------------------------
the Company or an Affiliate or a Mandatory Aggregation Group to which Albemarle Corporation has elected to add one or more qualified plans for purposes of determining top-heaviness according to Appendix section 3.


                                 APPENDIX A-1

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


     (g) Top-Heavy Determination Date, for any qualified plan's Plan Year, means
         ----------------------------
the day preceding that Plan Year, except that for a qualified plan's first Plan Year, it means the last day of that first Plan Year.

     (h) Top-Heavy Plan means a qualified plan maintained by the Company or an
         --------------
Affiliate that is determined to be a top-heavy plan as defined in Section 416(g) and Appendix section 3.

     (i) Top-Heavy Valuation Date, for a qualified plan's Plan Year, means the
         ------------------------
plan's most recent valuation date occurring within a 12-month period ending at the end of the Top-Heavy Determination Date for that Plan Year. A Defined Benefit Plan's Top-Heavy Valuation Date must be the same valuation date used for computing that Plan's costs for determining minimum funding according to Code section 412 for the Plan Year that contains the Top-Heavy Determination Date, regardless of whether a valuation is performed that year.

3.   Top-Heavy Determination
     -----------------------

     (a) The determination of whether this Plan is a Top-Heavy Plan for a Plan Year is made according to Interests as of that Plan Year's Top-Heavy Determination Date, based on the related Top-Heavy Valuation Date, according to the procedures required in this section.

     (b) If this Plan is not required to be in a Mandatory Aggregation Group and is not part of an Optional Aggregation Group, it is a Top-Heavy Plan if the Interests of all Key Employees in the Plan exceed sixty percent (60%) of the combined Interests of all Members of the Plan.

     (c) If this Plan is part of an Aggregation Group, the determination of whether this and each plan in the Aggregation Group is a Top-Heavy Plan is determined according to the procedures required in this subsection, applying each paragraph in numerical sequence.

         (1) Compute the Interests of all Key Employees in each plan in the Aggregation Group on a plan-by-plan basis.

         (2) For each plan that is part of the Aggregation Group, the Interests of all Key Employees in that plan are added to the Interests of all Key Employees in each other plan in the Aggregation Group. The Interests are determined as of the plans' Top-Heavy Determination Dates that fall within the same calendar year.

         (3) This Plan and each other plan that must be in a Mandatory Aggregation Group are Top-Heavy Plans if, after application of paragraph
     (2), the Interests of all Key Employees in the Aggregation Group exceed sixty percent (60%) of the combined Interests of all participants in the Aggregation Group.

     (d) Albemarle Corporation may create an Optional Aggregation Group, but a qualified plan may not be part of an Optional Aggregation Group unless all qualified plans

                                 APPENDIX A-2

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


within the Aggregation Group continue to meet the requirements of Code sections 401(a)(4) and 410 with each added qualified plan taken into account. An Optional Aggregation Group may not be created unless, after application of subsection
(c)(2), the Interests of all Key Employees in the Optional Aggregation Group do not exceed sixty percent (60%) of the combined Interests of all participants in the Optional Aggregation Group.

     (e) If, at any time during the five-year period ending on the applicable Determination Date, an individual has not performed services for an Affiliate maintaining this Plan or a plan that is a part of this Plan's Aggregation Group, the Interest of such individual is not taken into account for purposes of this section.

4.   Interests Measured
     ------------------

     (a) An individual's Interest in a Defined Contribution Plan is equal to his account balance for that plan determined in accordance with the rules described in Code section 416(g) and regulations promulgated thereunder by the Secretary of the Treasury.

     (b) An individual's Interest in a Defined Benefit Plan is equal to the present value of his cumulative accrued benefit for that plan as of the Top-Heavy Determination Date determined in accordance with the rules described in Code section 416(g) and regulations promulgated thereunder by the Secretary of the Treasury and in accordance with the following paragraphs:

         (1) There are no specific prescribed actuarial assumptions that must be used for determining the present value of a cumulative accrued benefit. The assumptions used must be reasonable and need not relate to the plan's actual investment and other experience. The assumptions need not be the same as those used for minimum funding purposes or for purposes of determining the actuarial equivalence of optional benefits under the plan. For purposes of this Plan, if a plan that is part of the same Aggregation Group as this Plan does not specify the actuarial assumptions it uses for determining the present value of a cumulative accrued benefit, the assumptions used must be those used in that plan for purposes of determining the actuarial equivalence of optional benefits under the plan (or, if no optional benefits are available, those used for minimum funding purposes), except that the interest assumption must be (as described in 29 C.F.R. (S) 2619.26(c)(2)(iv)) the PBGC interest rate for immediate annuities in effect on the Top-Heavy Valuation Date as set forth in Appendix B (as amended) to Part 2619 of 29 C.F.R. If a plan specifies the actuarial assumptions it uses for determining the present value of its cumulative accrued benefit, those assumptions govern for purposes of this Plan as to that plan's cumulative accrued benefits.

         (2) The present value must be computed using an interest and a post-retirement mortality assumption but consistent with paragraph (1). Pre-retirement mortality and future increases in costs of living (but not in the maximum dollar amount

                                 APPENDIX A-3

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


     permitted by Code section 415(d)) may also be assumed. However, assumptions as to future withdrawal or future salary increases may not be used.

          (3) In the case of a Defined Benefit Plan that provides a joint and survivor annuity within the meaning of Code section 401(a)(11) as a normal form of benefit, for purposes of determining the present value of the cumulative accrued benefit, the participant's spouse may be assumed to be the same age as the participant.

          (4) Unless a Defined Benefit Plan provides for a non-proportional subsidy according to paragraph (7), the present value must reflect a benefit payable beginning at the plan's normal retirement age (or attained age, if later). Benefits not relating to retirement benefits, such as pre-retirement death and disability benefits and post-retirement medical benefits, must not be taken into account. Subsidized early retirement benefits and subsidized benefit options must not be taken into account unless they are nonproportional subsidies according to paragraph (7).

          (5) If a Defined Benefit Plan provides for a nonproportional subsidy, the benefit should be assumed to begin at the age at which the benefit is most valuable.

          (6) If two or more Defined Benefit Plans are being tested under Appendix section 3, the actuarial assumptions used for all plans within an Aggregation Group must be the same. If paragraph (1) would otherwise cause the preceding sentence to be violated, Albemarle Corporation must select one plan's assumptions and use them as adjusted according to the other paragraphs in this subsection.

          (7) For purposes of this subsection, a subsidy is nonproportional unless the subsidy applies to a group of employees that would independently satisfy the requirements of Code section 410(b).

5.   Minimum Benefits for Top-Heavy Plans
     ------------------------------------

     (a) For any Plan Year in which this Plan is a Top-Heavy Plan, the provisions of this section supersede conflicting Plan provisions regarding contributions, allocations, and accrual of benefits under this Plan.

     (b) For purposes of this section, all Defined Contribution Plans that are part of an Aggregation Group with this Plan are treated as one Defined Contribution Plan, and all Defined Benefit Plans that are part of an Aggregate Group with this Plan are treated as one Defined Benefit Plan. According to the other provisions of this Appendix, Albemarle Corporation may elect to satisfy the minimum benefit requirements of this Plan section within this Plan, within any one or more of the other plans within this Plan's Aggregation Group, or by aggregating amounts from this Plan and one or more of those other plans.


                                 APPENDIX A-4

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


     (c) Each Non-Key Employee with regard to this Plan who is eligible under the Plan for an allocation from contributions that the Company might make must receive the minimum benefit required by Code section 416(c)(2), as described in subsection (d), if he has not separated from service at the end of the Plan Year. In addition, each Non-Key Employee with regard to this Plan who has not separated from service at the end of the Plan Year and who has otherwise failed to satisfy this Plan's requirements to be eligible to receive an allocation (in full or in part) from contributions that the Company or an Affiliate might make (whether the ineligibility relates to insufficient service during the Plan Year, absence of required contributions, or insufficient Earnings) must also receive the Code section 16(c)(2) minimum benefit if he must be considered for this Plan to satisfy the coverage requirements of Code section 410(b) in accordance with Code section 401(a)(5).

     (d) Except as provided in subsection (e), this Plan will satisfy the minimum benefit required by Code section 416(c)(2) if the sum of employer contributions and forfeitures allocated to the account of each Non-Key Employee for each Plan Year in which the Plan is a Top-Heavy Plan equals three percent (3%) of such Non-Key Employee's compensation (within the meaning of Code section
415) for that Plan Year.

     (e) The percentage referred to in subsection (d) for any Plan Year may not exceed the highest percentage at which employer contributions and forfeitures are allocated to any Key Employee for the Plan Year under this Plan or any plan within this Plan's Aggregation Group. The highest percentage will be determined as the ratio of the sum of employer contributions made (or required to be made without regard to waivers granted pursuant to Code section 412(d)) and forfeitures allocated to such Key Employee's account divided by his Earnings for the Plan Year.

     (f) Subsection (e) does not apply if this Plan must be part of a Mandatory Aggregation Group and if this Plan enables a Defined Benefit Plan included in such Mandatory Aggregation Group to meet the requirements of Code section 401(a) or 410. The alternative lower percentage in such situation is computed in the same manner as described in subsection (e) except that the dependent Defined Benefit Plan's benefits for Key Employees are included in the computation after having been converted to equivalent contributions pursuant to the procedures prescribed in Rev. Rul. 81-202, 1981-2 C.B. 93.

     (g) An individual's minimum benefit described in this section that is required from this Plan for a Plan Year is equal to the full benefit described in subsection (d), (e) or (f) reduced by the total of all allocations received for the Plan Year from any employer contributions or from forfeitures from any other Defined Contribution Plan.

     (h) In the case of a Member who is also covered under a Defined Benefit Plan that is part of this Plan's Aggregation Group, this Plan will be deemed to satisfy the minimum benefit requirement of Code section 416(c)(2) if each Non-Key Employee Member receives a minimum benefit under the Defined Benefit Plan that satisfies Code section 16(c)(1).


                                 APPENDIX A-5

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


     (i) In determining a Member's minimum-benefit entitlement and in determining whether that entitlement has been satisfied, any employer contribution attributable to a salary reduction or similar arrangement is not taken into account.

6.   Aggregate Contribution and Benefit Limitations
     ----------------------------------------------

     (a) For any Plan Years in which this Plan is a Top-Heavy Plan, the provisions of this section supersede conflicting Plan provisions regarding limitations on contribution and benefits under this Plan.

     (b) Plan sections 8.02(b)(1) and (2) will be applied by substituting "1.0" for "1.25," and Plan section 8.02(d) will be applied by substituting "$41,500" for "$51,875."

     (c) Subsection (b) will not apply with respect to this Plan if the requirements of (1) and (2) below are met with respect to the Plan.

         (1) The requirements of this paragraph are met with respect to the Plan if this Plan (and any plan in this Plan's Mandatory Aggregation Group) meets the minimum benefit requirement of Appendix section 6 applied by substituting "four percent" (4%) for "three percent" (3%).

         (2) The requirements of this paragraph are met with respect to the Plan if this Plan would not be a Top-Heavy Plan as determined under Appendix section 3 if "ninety percent" (90%) were substituted for "sixty percent" (60%) each place it appears.


                                 APPENDIX A-6

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


                                   EXHIBIT I
                                   ---------

            SPECIAL PROVISIONS APPLICABLE TO CERTAIN UNION EMPLOYEES
            --------------------------------------------------------

A.   Applicability
     -------------

     This Exhibit I describes the conditions of participation for Employees that are members of certain collective bargaining units or other employee groups specified below. The effective dates and the specific conditions of participation for Employees of each such collective bargaining unit and employee group are set forth below. Existing provisions of the Plan shall remain in effect except to the extent that they are modified or superseded by this Exhibit
I.  In addition, unless otherwise specifically modified, terms used in this
Exhibit I not expected to be capitalized by normal rules of capitalization shall have the meanings set forth in the Plan.

B.   Provisions Applicable to Union Employees at the Houston, Texas Plant of
     -----------------------------------------------------------------------
     Albemarle Corporation
     ---------------------

     Employees represented by the Oil, Chemical and Atomic Workers International Union, AFL-CIO, Local Union No. 4-16000, Houston, Texas, the United Association of Journeymen and Apprentices of the Plumbing and Pipefitting Industry, AFL-CIO, Local Union 211, Houston, Texas, the Sheet Metal Workers International Association, AFL-CIO, Local Union No. 54, Houston, Texas, and the International Brotherhood of Electrical Workers, AFL-CIO, Local Union No. 716, Houston, Texas, are eligible to become Members of the Plan pursuant to agreements between the collective bargaining representatives of such unions and the Company. Employees so represented are Members of the Plan subject to the following specific terms and conditions:

          1.  After-Tax Contributions.  Notwithstanding Plan section 3.01, for
              -----------------------
     each Member covered by a collective bargaining agreement described in this
     Exhibit I, section B, the percentage of Base Pay designated in an After-Tax Election may range from a minimum of one percent (1%) to a maximum of ten percent (10%), determined in even multiples of one percent (1%); provided, however, that the elected percentage for a Payroll Period, when added to the Pre-Tax Election percentage in effect for such Member under Plan section 3.03 (as limited by the terms specified in this Exhibit I, section
     B) for that Payroll Period, shall not exceed ten percent (10%) of his Base Pay for that Payroll Period.

          2.  Pre-Tax Elections.  Notwithstanding Plan section 3.03, for each
              -----------------
     Member covered by a collective bargaining agreement described in this
     Exhibit I, section B, the percentage of Base Pay designated in a Pre-Tax Election may range from a minimum of one percent (1%) to a maximum of ten percent (10%), determined in even multiples of


                                  EXHIBIT I-1

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


     one percent (1%); provided, however, that the elected percentage for a
                       --------  -------
     Payroll Period, when added to the After-Tax Contribution percentage in effect for such Member under Plan section 3.01 (as limited by the terms specified in this Exhibit I, section B) for that Payroll Period, shall not exceed ten percent (10%) of his Base Pay for that Payroll Period.

          3.  Company Matching Contributions.  Notwithstanding Plan section
              ------------------------------
     3.08, the Company shall contribute each Payroll Period on behalf of each contributing Member covered by a collective bargaining agreement described in this Exhibit I, section B, an amount equal to the following:

          For Payroll Periods beginning March 1, 1994, and ending October 31, 1994, fifty percent (50%) of each such Member's After-Tax Contributions deducted for that Payroll Period pursuant to numbered paragraph (1) above and fifty percent (50%) of each such Member's Pre-Tax Contribution allocated for that Payroll Period pursuant to numbered paragraph (2) above, provided, however, that the contribution made by the Company on behalf of each such Member for any Payroll Period shall not exceed two percent (2%) of his Base Pay for that Payroll Period.

          For Payroll Periods beginning November 1, 1994, and ending October 31, 1995, fifty percent (50%) of each such Member's After-Tax Contributions deducted for that Payroll Period pursuant to numbered paragraph (1) above and fifty percent (50%) of each such Member's Pre-Tax Contribution allocated for that Payroll Period pursuant to numbered paragraph (2) above, provided, however, that the contribution made by the Company on behalf of each such Member for any Payroll Period shall not exceed three percent (3%) of his Base Pay for that Payroll Period.

          For Payroll Periods beginning November 1, 1995, fifty percent (50%) of each such Member's After-Tax Contributions deducted for that Payroll Period pursuant to numbered paragraph (1) above and fifty percent (50%) of each such Member's Pre-Tax Contribution allocated for that Payroll Period pursuant to numbered paragraph (2) above, provided, however, that the contribution made by the Company on behalf of each such Member for any Payroll Period shall not exceed five percent (5%) of his Base Pay for that Payroll Period.

C.   Provisions Applicable to Union Employees at the Baton Rouge, Louisiana
     ----------------------------------------------------------------------
     Process Development Center of Albemarle Corporation
     ---------------------------------------------------

     Employees represented by the Allied Oil Workers Union, Baton Rouge, Louisiana (Affiliate No. 7 of the National Federation of Independent Unions) and designated as performing production and maintenance services, are eligible to become Members of the Plan pursuant to agreements between the collective bargaining representatives of such unions and the Company. Employees so represented are Members of the Plan subject to the following specific terms and conditions:

                                  EXHIBIT I-2

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


          1.  After-Tax Contributions.  Notwithstanding Plan section 3.01, for
              -----------------------
     each Member covered by a collective bargaining agreement described in this
     Exhibit I, section C, the percentage of Base Pay designated in an After-Tax Election may range from a minimum of one percent (1%) to a maximum of ten percent (10%), determined in even multiples of one percent (1%); provided, however, that the elected percentage for a Payroll Period, when added to the Pre-Tax Election percentage in effect for such Member under Plan section 3.03 (as limited by the terms specified in this Exhibit I, section
     C) for that Payroll Period, shall not exceed ten percent (10%) of his Base Pay for that Payroll Period.

          2.  Pre-Tax Elections.  Notwithstanding Plan section 3.03, for each
              -----------------
     Member covered by a collective bargaining agreement described in this
     Exhibit I, section C, the percentage of Base Pay designated in a Pre-Tax Election may range from a minimum of one percent (1%) to a maximum of ten percent (10%), determined in even multiples of one percent (1%); provided, however, that the elected percentage for a Payroll Period, when added to the After-Tax Contribution percentage in effect for such Member under Plan section 3.01 (as limited by the terms specified in this Exhibit I, section
     C) for that Payroll Period, shall not exceed ten percent (10%) of his Base Pay for that Payroll Period.

          3.  Company Matching Contributions.  Notwithstanding Plan section
              ------------------------------
     3.08, the Company shall contribute each Payroll Period on behalf of each contributing Member covered by a collective bargaining agreement described in this Exhibit I, section C, an amount equal to the following:

          For Payroll Periods beginning March 1, 1994, and ending September 30, 1995, fifty percent (50%) of each such Member's After-Tax Contributions deducted for that Payroll Period pursuant to numbered paragraph (1) above and fifty percent (50%) of each such Member's Pre-Tax Contribution allocated for that Payroll Period pursuant to numbered paragraph (2) above, provided, however, that the contribution made by the Company on behalf of each Member based on his After-Tax Contributions and Pre-Tax Contributions for any Payroll Period shall not exceed three percent (3%) of his Base Pay for that Payroll Period.

          For Payroll Periods beginning October 1, 1995, and ending December 31, 1996, fifty percent (50%) of each such Member's After-Tax Contributions deducted for that Payroll Period pursuant to numbered paragraph (1) above and fifty percent (50%) of each such Member's Pre-Tax Contribution allocated for that Payroll Period pursuant to numbered paragraph (2) above, provided, however, that the contribution made by the Company on behalf of each Member based on his After-Tax Contributions and Pre-Tax Contributions for any Payroll Period shall not exceed four percent (4%) of his Base Pay for that Payroll Period.


                                  EXHIBIT I-3

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


          For Payroll Periods beginning January 1, 1997, fifty percent (50%) of each such Member's After-Tax Contributions deducted for that Payroll Period pursuant to numbered paragraph (1) above and fifty percent (50%) of each such Member's Pre-Tax Contribution allocated for that Payroll Period pursuant to numbered paragraph (2) above, provided, however, that the contribution made by the Company on behalf of each Member based on his After-Tax Contributions and Pre-Tax Contributions for any Payroll Period shall not exceed five percent (5%) of his Base Pay for that Payroll Period.

D.   Provisions Applicable to Bargaining Unit Employees at the Orangeburg, South
     ---------------------------------------------------------------------------
     Carolina Plant of Albemarle Corporation
     ---------------------------------------

     Employees represented by the General Drivers, Warehousemen And Helpers, Local Union #509 Affiliated With The International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers of America, are eligible to become Members of the Plan pursuant to an agreement between the collective bargaining representative of such union and the Company. Employees so represented are Members of the Plan subject to the following specific terms and conditions:

          1.  After-Tax Contributions.  Notwithstanding Plan section 3.01, for
              -----------------------
     each Member covered by a collective bargaining agreement described in this
     Exhibit I, section D, the percentage of Base Pay designated in an After-Tax Election may range from a minimum of one percent (1%) to a maximum of ten percent (10%), determined in even multiples of one percent (1%); provided, however, that the elected percentage for a Payroll Period, when added to the Pre-Tax Election percentage in effect for such Member under Plan section 3.03 (as limited by the terms specified in this Exhibit I, section
     D) for that Payroll Period, shall not exceed ten percent (10%) of his Base Pay for that Payroll Period.

          2.  Pre-Tax Elections.  Notwithstanding Plan section 3.03, for each
              -----------------
     Member covered by a collective bargaining agreement described in this
     Exhibit I, section D, the percentage of Base Pay designated in a Pre-Tax Election may range from a minimum of one percent (1%) to a maximum of ten percent (10%), determined in even multiples of one percent (1%); provided, however, that the elected percentage for a Payroll Period, when added to the After-Tax Contribution percentage in effect for such Member under Plan section 3.01 (as limited by the terms specified in this Exhibit I, section
     D) for that Payroll Period, shall not exceed ten percent (10%) of his Base Pay for that Payroll Period.

          3.  Company Matching Contributions.  Notwithstanding Plan section
              ------------------------------
     3.08, the Company shall contribute each Payroll Period on behalf of each contributing Member covered by a collective bargaining agreement described in this Exhibit I, section D, an amount equal to the following:

                                  EXHIBIT I-4

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


          For Payroll Periods beginning March 1, 1994, and ending September 30, 1994, fifty percent (50%) of each such Member's After-Tax Contributions deducted for that Payroll Period pursuant to numbered paragraph (1) above and fifty percent (50%) of each such Member's Pre-Tax Contribution allocated for that Payroll Period pursuant to numbered paragraph (2) above, provided, however, that the contribution made by the Company on behalf of each such Member for any Payroll Period shall not exceed one percent (1%) of his Base Pay for that Payroll Period.

          For Payroll Periods beginning October 1, 1994, and ending May 31, 1996, fifty percent (50%) of each such Member's After-Tax Contributions deducted for that Payroll Period pursuant to numbered paragraph (1) above and fifty percent (50%) of each such Member's Pre-Tax Contribution allocated for that Payroll Period pursuant to numbered paragraph (2) above, provided, however, that the contribution made by the Company on behalf of each such Member for any Payroll Period shall not exceed two percent (2%) of his Base Pay for that Payroll Period.

          For Payroll Periods beginning June 1, 1996, and ending May 31, 1997, fifty percent (50%) of each such Member's After-Tax Contributions deducted for that Payroll Period pursuant to numbered paragraph (1) above and fifty percent (50%) of each such Member's Pre-Tax Contribution allocated for that Payroll Period pursuant to numbered paragraph (2) above, provided, however, that the contribution made by the Company on behalf of each such Member for any Payroll Period shall not exceed three percent (3%) of his Base Pay for that Payroll Period.

          For Payroll Periods beginning June 1, 1997, fifty percent (50%) of each such Member's After-Tax Contributions deducted for that Payroll Period pursuant to numbered paragraph (1) above and fifty percent (50%) of each such Member's Pre-Tax Contribution allocated for that Payroll Period pursuant to numbered paragraph (2) above, provided, however, that the contribution made by the Company on behalf of each such Member for any Payroll Period shall not exceed four percent (4%) of his Base Pay for that Payroll Period.

                                  EXHIBIT I-5

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


                                   EXHIBIT II
                                   ----------

                       SPECIAL PROVISIONS APPLICABLE TO
                        CERTAIN FORMER AMOCO EMPLOYEES
                        -------------------------------

A.   Applicability and Scope
     -----------------------

          (1) The provisions of this Exhibit II apply in addition to the other terms of the Plan, of which this Exhibit II is a part. Any situation not addressed by the provisions of this Exhibit II are controlled by the general terms of the Plan.

          (2) The provisions of this Exhibit II apply to any Member who is a Transferred Employee and who was a participant in the Amoco Plan on June 26, 1992, and whose account balance (including any notes) was transferred to the Ethyl Plan as of September 1, 1992.

          (3) The provisions of this Exhibit II apply only with respect to the Amoco Amount.

B.   Definitions
     -----------

     For purposes of this Exhibit II, any term defined below will have the indicated meaning. Any term used in this Exhibit II that is not defined below has the meaning set forth in the Plan.

          (1) Affected Member means any Member who was a Transferred Employee and whose account balance that was transferred to the Plan includes the Amoco Amount.

          (2) Amoco means the Amoco Company and any other entity that adopted the Amoco Plan prior to June 26, 1992.

          (3) Amoco Amount means with respect to each Affected Member, the applicable portion of the total amount transferred to the Plan from the Ethyl Plan (including any notes), as set forth in Schedule A.

          (4) Amoco Plan means the Amoco Employee Savings Plan.

C.   Special Provisions
     ------------------

          (1) Without regard to Plan section 7.06(a)(1), each Affected Member shall have the right to withdraw in cash up to one hundred percent (100%) of the Amoco Amount that is attributable to any after-tax employee contributions (less any prior

                                 EXHIBIT II-1

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001

     withdrawals), but in no event shall an Affected Member withdraw more than the balance of the applicable account as of the effective date of the withdrawal.

          (2) Each Affected Member shall have the right to withdraw in cash up to one hundred percent (100%) of the Amoco Amount attributable to Amoco contributions (other than pre-tax contribution amounts that are treated as employer contributions and less any prior withdrawals), but in no event shall an Affected Member withdraw more than the balance of the applicable account as of the effective date of the withdrawal.

          (3) Each Affected Member shall have the right to withdraw in cash up to one hundred percent (100%) of the Amoco Amount attributable to pre-tax employee contributions for the purpose of paying funeral expenses for a family member, provided that all other applicable provisions for hardship withdrawals, set forth in Plan section 7.06(b)(2), are met.

          (4) Upon termination from the employment of the Company for any reason prior to retirement, each Affected Member shall have the right to receive the Amoco Amount (less any prior withdrawals) in the form of:

              a. a lump sum which he may elect to receive at any time up to age sixty-five (65) ; or

              b. in ten (10) annual equal cash installments commencing as soon as practicable after his employment terminates.

          However, in no event shall such right extend to more than the balance of the Affected Member's account as of the effective date of the distribution.

          (5) Upon an Affected Member's termination from employment of the Company on or after attaining age sixty-five (65) or on or after attaining age fifty (50) and completing fifteen (15) years of service with the Company (including service with Amoco and Ethyl), each Affected Member shall have the right to receive

              a. the Amoco Amount in the form of a lump sum at any time before age seventy and one-half (70 1/2); or

              b. the Amoco Amount in the form of monthly, quarterly or annual cash installments, the frequency and amount of which may be changed at any time; and

              c. the right to receive any portion of the Amoco Amount in cash at least once per month.

                                 EXHIBIT II-2

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


          However, in no event shall such right extend to more than the balance of the Affected Member's account as of the effective date of the distribution.

          Any such distribution method must comply with Code section 401(a)(9).

          (6) For any Affected Member for whom the Amoco Amount includes any note for an outstanding loan:

              a. the Affected Member may retire such loan at any time and have the outstanding amount, including interest, treated as a withdrawal;

              b. if the outstanding amount of the loan is not prepaid at the time the Affected Member ceases employment with the Company, the loan will be treated as a distribution upon the Affected Member's separation;

              c. if the Affected Member at any time defaults on an outstanding loan, the Administrator may take any action it deems necessary to protect the interest of the Plan; and

              d. amounts the Affected Member repays in accordance with the terms of a note shall be allocated as follows:

                  (i) Each payment (i.e., principal plus interest) will be credited on a pro rata basis to the Affected Member's Pre-Tax Account, Rollover Account, After-Tax Account, and/or Matching Contribution Account in an amount that bears the same relationship to the total repayment amount as the amount originally borrowed from that account bears to the total amount originally borrowed and

                  (ii) repayments credited to each account will be invested in accordance with the Affected Member's investment election with respect to his Account in effect at the time payment is received. If the Affected Member has not elected an investment option for a particular account, repayments credited to that account will be invested in the Money Market Fund.

                                 EXHIBIT II-3

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001


                            SCHEDULE A TO EXHIBIT II
                            ------------------------

                               THE AMOCO AMOUNT*
                               -----------------


================================================================================================================================
                                                                                                        Amoco
                                  After-Tax         After-Tax                                       Contributions
                                  Unmatched         Matchable                         Interest on   Attributable
                                   Employee          Employee       Amoco Matching     Rollover       to Pre-tax
     Employee        SS#       Contributions/1/  Contributions/2/  Contributions/3/     Amounts      Elections/4/     Totals/5/
     --------        ---       ----------------  ----------------  ----------------     -------      ------------     ---------
================================================================================================================================
M.P. Allred       ###-##-####                                 -0-          8,850.51           1.48       8,872.01      17,724.00
--------------------------------------------------------------------------------------------------------------------------------
R.A. Armstrong    ###-##-####                              978.88          6,358.01            .71       4,263.38      11,600.98
--------------------------------------------------------------------------------------------------------------------------------
G.A. Caston       ###-##-####                            8,095.10          4,704.70           1.70       8,694.86      21,496.36
--------------------------------------------------------------------------------------------------------------------------------
S. Foster         ###-##-####                            2,748.65          3,875.68            .81         980.81       7,605.95
--------------------------------------------------------------------------------------------------------------------------------
J.E. Henry        ###-##-####                               83.41          7,479.90           1.14       7,374.35      14,938.80
--------------------------------------------------------------------------------------------------------------------------------
R.J. McClure      ###-##-####                            6,247.54          8,273.14           2.09      15,865.41      30,388.18
--------------------------------------------------------------------------------------------------------------------------------
K.D. Mitchell     ###-##-####                                              8,154.49           1.57       7,840.01      15,996.07
--------------------------------------------------------------------------------------------------------------------------------
G.L. Morace       ###-##-####                            8,489.53         31,922.95           7.99      55,552.04      95,972.51
--------------------------------------------------------------------------------------------------------------------------------
B.A. Nawrocki     ###-##-####                           40,111.60         87,464.89          13.42       3,968.42     131,558.33
--------------------------------------------------------------------------------------------------------------------------------
J.L. Paul         ###-##-####                            1,390.94          8,241.33           1.78      21,228.00      30,862.05
--------------------------------------------------------------------------------------------------------------------------------
F. Sidorowicz     ###-##-####                           14,348.13         55,913.57           6.13       2,703.37      72,971.20
--------------------------------------------------------------------------------------------------------------------------------
R.S. Szwabowski   ###-##-####                              404.33          3,904.62            .82       3,435.06       7,744.83
--------------------------------------------------------------------------------------------------------------------------------
H.W. Whittington  ###-##-####                           10,948.48         19,046.16           3.19            -0-      29,997.83
================================================================================================================================


_________________________
      * See definition in Exhibit II.
     /1/ Amounts in this account as of August 31, 1992, were combined with amounts in the after-tax matchable employee contribution account and transferred to the After-Tax Account under the Ethyl Plan.

     /2/ Amounts in this account as of August 31, 1992, were combined with amounts in the after-tax unmatched employee contribution account and transferred to the After-Tax Account under the Ethyl Plan.

     /3/ Amounts in this account as of August 31, 1992, were transferred to the Matching Account under the Ethyl Plan.

     /4/ Amounts in this account as of August 31, 1992, were transferred to the Pre-Tax Account under the Ethyl Plan.

     /5/ The Amoco Amount received on behalf of each Affected Member was invested in either Option D or E under the Ethyl Plan in the percent directed by the Affected Member as of September 1, 1992. Effective November 1, 1993, or as soon as administratively feasible thereafter, each Affected Member was permitted to direct the investment of his Amoco amounts in any of the Active Investment Funds under the Ethyl Plan in accordance with the applicable provisions of Plan section 5.05 of the Ethyl Plan.

                                 EXHIBIT II-4

                        Savings Plan For The Employees
                           Of Albemarle Corporation
               As Amended and Restated Effective January 1, 2001

                                  EXHIBIT III
                                  -----------

                                INVESTMENT FUNDS
                                ----------------

     The following Investment Funds are available under the Plan as of November 1, 1997 (or as of the date thereafter that the Trustee's transition ("black-out") period has expired.

Pooled Investment Funds
-----------------------

     Merrill Lynch Retirement Preservation Trust
     PIMCO Total Return Fund Class A
     Merrill Lynch Capital Fund Class A
     Merrill Lynch Equity Index Trust 1
     Davis New York Venture Fund Class A
     Merrill Lynch Growth Fund Class A
     Franklin Small Cap Growth Fund
     Ivy International Fund Class A
     Alliance Premier Growth Fund Class A
     Oppenheimer Capital Appreciation Fund (added effective January 1, 2001) Oppenheimer International Growth Fund (added effective January 1, 2001)

Stock Funds
-----------

     Albemarle Corporation Common Stock Fund
     Ethyl Corporation Common Stock Fund
     Tredegar Industries, Inc. Common Stock Fund



* The Pooled Investment Funds and the Albemarle Stock Fund also are referred to as Active Investment Funds. The Ethyl Stock Fund and Tredegar Stock Fund are referred to as Inactive Investment Funds.

                                 EXHIBIT III-1